VANGUARD(R) STRATEGIC EQUITY FUND


ANNUAL REPORT

OCTOBER 31, 2002
[GRAPHIC]
THE VANGUARD GROUP(R) LOGO
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EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


[PICTURE OF JOHN J. BRENNAN]
/S/ JOHN J. BRENNAN
--John J. Brennan
Chairman and Chief Executive Officer
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Summary
* Vanguard Strategic Equity Fund held up better than its benchmarks during the 12 months ended October 31, 2002, returning -4.0%.
* The stock market was plagued by weak corporate earnings, accounting scandals, a tepid economy, and talk of war with Iraq. Broad indexes hit multiyear lows in early October.
* Excellent stock-picking helped limit the damage to your capital during the downturn.

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CONTENTS

1    Letter from the Chairman
5    Report from the Adviser
8    Fund Profile
9    Glossary of Investment Terms
10   Performance Summary
11   Your Fund's After-Tax Returns
12   Financial Statements
22   Advantages of Vanguard.com
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LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During its 2002 fiscal year, Vanguard(R) Strategic Equity Fund returned -4.0%. While a negative return is never welcome news, this was a relatively strong result amid an extremely challenging stock market.
     Strategic Equity produced a better total return than its comparative standards, as shown in the table below. The fund's emphasis on small- and midsized stocks shielded investors from the brutal declines of the market's largest stocks, while the success of its computer-driven stock-picking models kept the fund 5.7 percentage points ahead of the average mid-capitalization core mutual fund. A loss is always disappointing, but there's some consolation in the fund's success in limiting the damage to your capital.
     The  per-share  components  of your fund's total  return  appear on page 4.

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2002     TOTAL      RETURNS      FISCAL      YEAR      ENDED      OCTOBER     31
--------------------------------------------------------------------------------
VANGUARD  STRATEGIC  EQUITY FUND -4.0%  Average  Mid-Cap Core Fund* -9.7 Russell
2800       Index**       -8.8        Wilshire       5000       Index       -13.4
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.  **Consists of the Russell 3000 Index
(the   3,000   largest   U.S.    stocks)   minus   the   200   largest   stocks.

STOCKS FALTERED; THE FED CUT INTEREST RATES Weak corporate earnings, accounting scandals, a tepid economy, and talk of war with Iraq plagued the stock market during the fiscal year ended October 31, 2002, with broad indexes hitting multiyear lows in early October. A strong rebound subsequently mitigated some of the damage, but the overall U.S. equity market, as measured by the Wilshire 5000 Total Market Index, finished the period with a double-digit decline.

     The market's troubles were widespread, but smaller companies held up better than large companies. And value stocks--those considered "cheap" when measured against earnings, book value, or other standards--lost less ground than growth issues.
     The U.S. economy recovered from 2001's recession, but its expansion was less than robust. Nevertheless, in a promising sign, business spending on computer hardware and software grew modestly in the second half of the fiscal year after a lengthy period of steep declines. And corporate profits in the third calendar quarter of 2002 were, on average, up modestly from the weak numbers reported a year earlier.

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If you own the  fund in a  taxable  account,  you may  wish to see page 11 for a
report         on         the         fund's         after-tax          returns.
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                                                                               1
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     Meanwhile, near-stable prices allowed the Federal Reserve Board to continue cutting interest rates to spur the economy. Early in the fiscal year, the Fed twice cut its target for the federal funds rate--the interest charged on overnight loans between banks-- by a total of 75 basis points (0.75 percentage point), to 1.75%, the lowest level in four decades. (Just after the fiscal year-end, the Fed made yet another cut, bringing the target rate to 1.25%.)

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MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2002
                                                  ------------------------------
                                                 One          Three         Five
                                                Year          Years        Years
STOCKS
Russell 1000 Index (Large-caps)               -14.6%         -11.7%         0.7%
Russell 2000 Index (Small-caps)               -11.6           -3.2         -1.7
Wilshire 5000 Index (Entire market)           -13.4          -11.3          0.1
 MSCI All Country World Index Free
   ex USA (International)                     -10.9          -13.1         -3.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     5.9%           9.2%         7.4%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index             6.2            8.2          6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.9            4.1          4.4
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            2.0%           2.5%         2.3%
--------------------------------------------------------------------------------

DOWNGRADES AND DEFAULTS ROSE, BUT BONDS POSTED SOLID RETURNS
Bonds generated respectable returns, with the Lehman Brothers Aggregate Bond Index--a proxy for taxable investment-grade bonds--gaining 5.9%. But corporate issues were dogged by downgrades and defaults. For every issuer that received a higher credit rating during the third calendar quarter of 2002, five saw downgrades, according to Moody's Investors Service.
     The credit problems in the corporate sector made government and agency securities, which have essentially no (or very little) credit risk, especially appealing to investors, and they posted the bond market's highest returns. In early October, the yield of the 10-year U.S. Treasury note fell to 3.61%--its lowest level in more than 40 years. (Yields move in the opposite direction from bond prices.) At the fiscal year-end, the 10-year Treasury's yield was 3.89%, down 34 basis points from the start of the period.
--------------------------------------------------------------------------------
Bonds generated respectable returns, but corporate issues were dogged by downgrades and defaults. For every issuer that received a higher credit rating during the third calendar quarter of 2002, five saw downgrades.
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STOCK-PICKING MODELS SUCCEEDED FOR THE STRATEGIC EQUITY FUND
During the past 12 months, the stock market experienced one of its toughest periods on record. Like the rest of the market, your fund experienced some of the wide swings that rattled equity investors across the board. On April 30, halfway through the period, the Strategic Equity Fund boasted a 16.0% gain that was built on an impressive rally among small- and mid-cap stocks--but the tide soon turned and carried them down with the rest of the market. In this environment, "good" returns generally meant modest losses. Judged by bear-market standards, Vanguard Strategic Equity Fund produced fine results. With a loss of just -4.0%, it easily outperformed the Russell 2800 Index, a barometer of small- and mid-cap stocks, which returned -8.8%, and its average peer, which returned -9.7%.
     The fund's superior results reflect the success of its quantitative stock-picking models. While the fund resembles the Russell 2800 Index in terms of sector weightings and market capitalization, it seeks to hold only the most promising stocks consistent with those characteristics of the benchmark. During the past year, the models identified benchmark-beating performers in several sectors, including technology, financial services, utilities, and producer durables. Our stock picks misfired in the consumer discretionary and integrated oils sectors, but the relative shortfalls were small.

GROWTH AND PRESERVATION HAVE ADDED UP TO WEALTH
With its latest results, the Strategic Equity Fund extended its historical pattern of strong relative performance. Since its August 1995 inception, the fund has generated an average annual return of 9.9%, beating the Russell 2800 Index by 2.8 percentage points. Although the fund, like the market, posted losses during the past two fiscal years, its relative returns were especially strong, illustrating an often-overlooked reality of long-term investing: In building wealth, moderating losses in downturns can be as significant as maximizing gains during market upturns.
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TOTAL RETURNS                                          AUGUST 14, 1995*, THROUGH
                                                                OCTOBER 31, 2002
                                      ------------------------------------------
                                      Average                     Final Value of
                                       Annual                          a $10,000
                                       Return                 Initial Investment

Strategic Equity Fund                     9.9%                          $19,745
Average Mid-Cap Core Fund                 9.0                            18,617
Russell 2800 Index                        7.1                            16,359
Wilshire 5000 Index                       7.4                            16,729
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*The fund's inception date.

     The table below shows what would have become of $10,000 investments made in the fund and its benchmarks at the time of Strategic Equity's inception. A year ago, the hypothetical investment in the Strategic Equity Fund would have been worth $36 less than the investment in the average mid-cap core fund. Since then, the average competitor has fallen much more steeply than your fund. Today, that Strategic Equity investment would be worth $1,128 more than the investment in the average peer fund--a difference attributable not to your fund's outsized gains in good markets, but to its success in limiting the damage to capital during the downturn. As a result, Strategic Equity's shareholders have more capital to compound in the stock market's inevitable rebound.

     Another way we help to preserve your assets is by keeping operating costs low. In fiscal 2002, the Strategic Equity Fund had an expense ratio (annual operating costs as a percentage of average net assets) of 0.50%. Its average competitor charged 1.35%. In good markets and bad, those costs come directly out of your assets.

KEEP YOUR EYES ON THE PLAN
The stock market's long downturn has tested the resolve of many investors. The most counterproductive response would be to panic and abandon stocks. Investing is a long-term undertaking, and building the wealth necessary to meet significant long-term goals takes time and perspective. To put it another way, we need the ability to withstand the stock market's downs in order to profit from its ups. It seems like quite a while since investors have enjoyed the ups, but stock prices will see better days. Unfortunately, no one can say when.
     A wise approach to this uncertainty is to develop and stick with a sensible long-term investment plan that includes a mix of stock, bond, and money market funds in proportions suited to your goals and circumstances. Vanguard Strategic Equity Fund can be one component of that plan, providing broad-based exposure to small- and mid-cap stocks. By ignoring the market's daily noise and focusing on the fundamental elements of a sensible investing program--asset allocation, diversification, and cost control--you enhance your prospects of success.
     We thank you for entrusting your assets to us.


Sincerely,
/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer
November 12, 2002




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YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2001-OCTOBER 31, 2002

                                                  Distributions Per Share
                                                 -------------------------

                                 Starting         Ending      Income     Capital
STRATEGIC EQUITY FUND         Share Price    Share Price   Dividends       Gains
--------------------------------------------------------------------------------
                                   $13.68         $13.01       $0.14      $0.00
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4

REPORT FROM THE ADVISER

The U.S. stock market was a study in contrasts during the Strategic Equity Fund's 2002 fiscal year. The mid- and small-capitalization stocks that make up the fund's benchmark, the Russell 2800 Index, rose sharply in the first half of the period. The recovery was short-lived, however, and the market gave up all of its gains and more in the following six months. As a result, for the second consecutive fiscal year, the index ended in negative territory, with a total return of -8.8% for the 12 months ended October 31.
     The negative market environment puts us in a bit of an uncomfortable position when reporting to our shareholders. Although we are pleased at how Strategic Equity performed compared with the benchmark against which we manage the fund, we are also sensitive to the fact that shareholders lost money over the period. The fund returned -4.0% for the year, beating the Russell 2800 Index by 4.8 percentage points. After essentially matching the index's return during the first six months of the fiscal year, we were able to keep the fund ahead when the market decline struck during the second half. Our investment strategy performed quite well, enabling us to retain more value for investors, but we recognize that such a relative success is not very satisfying when the bottom line remains negative.

OUR PERFORMANCE
Our investment process is predicated on being able to differentiate among stocks of similar size and industry representation. We do this by transforming fundamental investment-research techniques--such as the assessment of companies' valuation characteristics, current market recognition, and prospects for earnings growth--into proprietary computer programs that are able to compare thousands of securities at a time. We then build the portfolio by purchasing the stocks that appear most attractive while using another proprietary program to tightly control risk relative to the Russell 2800 Index. The result is a portfolio that should closely match the benchmark in terms of market capitalization and industry weightings while favoring those stocks that we believe offer the best opportunity to outperform their peers.
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INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and recognition in the marketplace.
--------------------------------------------------------------------------------
     This approach paid off in almost every sector during the 2002 fiscal year. Our stock picks in three industries--business services, drugs and medicine, and energy and utilities--performed especially well, accounting for about 70% of the fund's advantage over the index. Specifically, the fund profited from positions in Deluxe (the world's largest check printer), Varian Medical Systems (a medical-technology company specializing in cancer treatments), WellPoint Health Networks (a managed-care provider), and Entergy (an electric utility concern).
     In most other parts of the market, our results were mixed to moderately positive, although holdings in some areas detracted from our performance. In particular, our selections among retail stocks generally did not work out. Although we had success with our investment in AutoZone (an auto parts retailer) it was not enough to offset poor results from our holdings in the department store chains Kmart, Dillard's, and J.C. Penney.

THE FUND'S POSITIONING
Our fund remains broadly diversified, with exposure to all segments of the mid- and small-cap markets. A key aspect of our approach is to recognize the inherent unpredictability of the equity markets by making sure that, as we select the most attractive stocks our models can find, we do not make unintentional "bets" by letting the portfolio's risk characteristics diverge from those of the benchmark index.
     For example, on their own, our stock-selection models would lead to a portfolio heavily biased toward smaller-cap companies. However, our models are not designed to predict when smaller stocks will outperform larger stocks. Our benchmark index contains both small- and mid-cap stocks, and the latter are sure to be the leaders from time to time, no matter how attractive the "little" stocks are. So if we were to simply follow our stock-picking models without regard to our benchmark's characteristics, the portfolio would acquire unintended biases that could lead to wide swings in relative performance. To counteract that possibility, we "optimize" our portfolio by choosing the most attractive stocks that, in aggregate, mimic the overall risk characteristics of the benchmark. The end result is a portfolio that is representative of the risks associated with mid- and small-cap stocks but that is positioned to outperform the overall market if our stock-picking models perform as intended.
     This diversified approach does not mean that the portfolio's characteristics and positioning never change. Throughout the late 1990s, as the market "bubble" swelled, our preference for stocks with attractive valuations relative to their industry counterparts led to an increasingly defensive posture. The falling market of the last 21/2 years has reduced valuation differences across the board and, as a result, our portfolio has become more broadly representative of the mid- and small-cap stock universe.

     At the end of the 2002 fiscal year, our largest overweightings of individual stocks relative to the index were Entergy, Varian Medical Systems, XTO Energy (a natural-gas producer), AGCO (a farm-equipment maker), and Praxair (a supplier of industrial gases). We think these securities offer a good balance of attractive current valuation and strong growth potential relative to their industry peers. As discussed, we do not attempt to "time" the performance of individual sectors and, hence, have not made any significant industry bets.
     As a result of the bear market, stock valuations have finally reached more normal levels relative to other types of financial assets. While this fact restores an economic underpinning for stock prices, it does not necessarily foreshadow an end to the tremendous volatility that equities have experienced over the past several years. Although the performance of the overall stock market will continue to be the most important determinant of our absolute returns, we believe that the Strategic Equity Fund is well positioned to weather continued volatility among mid- and small-cap stocks and that it should perform well relative to our mutual fund peers and to our benchmark index.

George U. Sauter, Managing Director
Vanguard Quantitative Equity Group
November 13, 2002

FUND PROFILE AS OF OCTOBER 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

STRATEGIC EQUITY FUND

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PORTFOLIO CHARACTERISTICS
                                                         Comparative       Broad
                                         Fund                Index*      Index**
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Number of Stocks                          212                 2,766        5,691
Median Market Cap                       $3.0B                 $2.9B       $28.0B
Price/Earnings Ratio                    16.1x                 23.6x        22.6x
Price/Book Ratio                         2.1x                  2.0x         2.5x
Yield                                    1.1%                  1.6%         1.7%
Return on Equity                        13.2%                 15.3%        21.4%
Earnings Growth Rate                    11.3%                  9.7%         9.3%
Foreign Holdings                         0.3%                  0.0%         0.3%
Turnover Rate                             73%                   --           --
Expense Ratio                           0.50%                   --           --
Cash Investments                         0.1%                   --           --
--------------------------------------------------------------------------------

================================================================================
TEN LARGEST HOLDINGS (% of total net assets)

Entergy Corp.                             1.8%(electric utilities)
Praxair, Inc.                             1.5 (chemicals)
Varian Medical Systems, Inc.              1.4 (health products and services)
AutoZone Inc.                             1.4 (retail)
Bear Stearns Co., Inc.                    1.4 (securities brokers and services)
J.C. Penney Co., Inc. (Holding Company)   1.4 (retail)
XTO Energy, Inc.                          1.4 (oil and gas)
AGCO Corp.                                1.3 (agricultural machinery)
Caremark Rx, Inc.                         1.3 (health care)
Deluxe Corp.                              1.2 (consumer products)
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Top Ten                                  14.1%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


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VOLATILITY MEASURES
                                Comparative                     Broad
                      Fund           Index*        Fund       Index**
--------------------------------------------------------------------------------
R-Squared             0.85             1.00        0.79          1.00
Beta                  0.74             1.00        0.79          1.00
--------------------------------------------------------------------------------


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SECTOR DIVERSIFICATION (% of common stocks)
                                                      Comparative          Broad
                                       Fund                Index*        Index**
--------------------------------------------------------------------------------
Auto & Transportation                   3.4%                  3.3%          2.6%
Consumer Discretionary                 20.7                  19.1          15.4
Consumer Staples                        2.7                   3.2           7.7
Financial Services                     25.6                  23.2          22.6
Health Care                            13.3                  12.3          14.2
Integrated Oils                         1.2                   1.0           3.6
Other Energy                            3.7                   4.3           2.0
Materials & Processing                  6.3                   7.7           3.6
Producer Durables                       8.3                   6.3           3.8
Technology                              5.6                  10.2          12.7
Utilities                               7.7                   7.7           6.8
Other                                   1.5                   1.7           5.0
--------------------------------------------------------------------------------

========================
INVESTMENT FOCUS
Market Cap - Medium
Style - Blend
------------------------


*Russell 2800 Index.
**Wilshire 5000 Index.

                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.
8

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GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
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CASH  INVESTMENTS.  The  percentage  of a fund's  net assets  invested  in "cash
equivalents"--highly  liquid,  short-term,   interest-bearing  securities.  This
figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
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EARNINGS  GROWTH RATE.  The average  annual rate of growth in earnings  over the past five years for the stocks now in a fund.
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EXPENSE  RATIO.  The  percentage of a fund's  average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
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MEDIAN  MARKET  CAP.  An  indicator  of the  size of  companies  in which a fund
invests;  the  midpoint  of  market   capitalization   (market  price  x  shares
outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
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RETURN ON  EQUITY.  The annual  average  rate of return  generated  by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

STRATEGIC EQUITY FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE August 14, 1995-October 31, 2002
[Mountain Chart]

              STRATEGIC EQUITY   AVERAGE MID-CAP    RUSSELL 2800   WILSHIRE 5000
   DATE           FUND               FUND              INDEX           INDEX
--------------------------------------------------------------------------------
8/14/1995         10000             10000              10000           10000
  10/1995         10169             10118              10104           10383
  01/1996         11016             10535              10868           11294
  04/1996         11987             11764              11716           11905
  07/1996         11417             10737              10899           11475
  10/1996         12548             11760              12002           12647
  01/1997         14309             12739              13075           14047
  04/1997         13644             11804              12646           14005
  07/1997         17291             14513              15217           16892
  10/1997         17044             14832              15472           16643
  01/1998         16667             14864              15812           17600
  04/1998         18904             17064              17869           20062
  07/1998         16831             15548              16409           19770
  10/1998         15270             13901              15462           19104
  01/1999         17039             16501              17211           22401
  04/1999         18358             16931              18196           23497
  07/1999         18535             17770              18389           23397
  10/1999         18523             18285              18023           24009
  01/2000         18954             22006              19847           25589
  04/2000         21194             23856              21225           26272
  07/2000         20659             24426              21029           25933
  10/2000         21998             24562              22031           25955
  01/2001         22377             24589              22075           24688
  04/2001         22512             24228              21119           22559
  07/2001         23038             24477              20812           22032
  10/2001         20572             20608              17945           19319
  01/2002         23130             22927              20158           20908
  04/2002         23858             24240              20887           20331
  07/2002         20519             20050              17075           17172
  10/2002         19745             18617              16359           16729
--------------------------------------------------------------------------------


                                    Average Annual Total Returns
                                  Periods Ended October 31, 2002
                                  -----------------------------------Final Value
                                One       Five       Since          of a $10,000
                               Year      Years   Inception            Investment

STRATEGIC EQUITY FUND         -4.02%      2.99%       9.89%             $19,745
Average Mid-Cap Core Fund*    -9.66       4.65        9.00               18,617
Russell 2800 Index            -8.84       1.12        7.06               16,359
Wilshire 5000 Index          -13.40       0.10        7.39               16,729
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) August 14, 1995-October 31, 2002
   Fiscal     Strategic Equity     Russell 2800
     Year                Fund             Index
--------------------------------------------------------------------------------
    1995                 1.7               1.0
    1996                23.4              18.8
    1997                35.8              28.9
    1998               -10.4              -0.1
    1999                21.3              16.6
    2000                18.8              22.2
    2001                -6.5             -18.5
    2002                -4.0              -8.8
--------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS for periods ended September 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                          Since Inception
                                          One     Five--------------------------
                       Inception Date    Year    Years   Capital  Income   Total
--------------------------------------------------------------------------------
STRATEGIC EQUITY FUND       8/14/1995   -5.12%    1.09%     8.38%   1.10%  9.48%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

Note: See FINANCIAL HIGHLIGHTS table on page 18 for dividend and capital gains information.

--------------------------------------------------------------------------------
YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     Periods Ended October 31, 2002

                                                                           Since
                                           One Year    Five Years     Inception*
--------------------------------------------------------------------------------
STRATEGIC EQUITY FUND
 Returns Before Taxes                        -4.02%         2.99%          9.89%
 Returns After Taxes on Distributions        -4.36          0.89           7.90
 Returns After Taxes on Distributions
   and Sale of Fund Shares                   -2.44          1.65           7.43
--------------------------------------------------------------------------------
*August 14, 1995.

FINANCIAL STATEMENTS                                      AS OF OCTOBER 31, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
STRATEGIC EQUITY FUND                          Shares                      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.8%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (3.4%)

*Lear Corp.                                              157,200        5,746
 PACCAR, Inc.                                            117,100        5,166
*American Axle & Manufacturing Holdings, Inc.            154,700        3,666
*Kansas City Southern                                    250,000        3,500
*ExpressJet Holdings, Inc.                               304,300        3,469
*J.B. Hunt Transport Services, Inc.                       94,000        2,603
 TRW, Inc.                                                41,600        2,217
 Cooper Tire & Rubber Co.                                130,900        1,703
 Delphi Corp.                                            175,000        1,218
*Stoneridge, Inc.                                         39,000          378
                                                                    ---------
                                                                       29,666
                                                                    ---------
CONSUMER DISCRETIONARY (20.4%)
*AutoZone Inc.                                           143,100       12,274
 J.C. Penney Co., Inc. (Holding Company)                 628,300       11,969
*Yum! Brands, Inc.                                       469,200       10,571
 Liz Claiborne, Inc.                                     319,800        9,504
 Dillard's Inc.                                          462,700        7,630
*Overture Services, Inc.                                 257,100        7,078
*Expedia Inc.                                             97,700        6,610
 R.R. Donnelley & Sons Co.                               327,300        6,562
*Abercrombie & Fitch Co.                                 320,800        5,717
*Reebok International Ltd.                               190,300        5,376
 Whirlpool Corp.                                         110,100        5,132
 American Greetings Corp. Class A                        339,400        5,105
*Iron Mountain, Inc.                                     173,200        4,886
 Action Performance Cos., Inc.                           235,900        4,869
*Coinstar, Inc.                                          152,300        4,567
*Hollywood Entertainment Corp.                           223,800        4,400
 Mattel, Inc.                                            236,300        4,338
*ChoicePoint Inc.                                        105,600        3,998
 Pittston Brink's Group                                  183,300        3,880
*Getty Images, Inc.                                      134,200        3,846
*Take-Two Interactive Software, Inc.                     143,500        3,699
*Kroll Inc.                                              189,000        3,682
*Rent-A-Center, Inc.                                      78,900        3,499
*AnnTaylor Stores Corp.                                  145,800        3,416
*Staples, Inc.                                           213,900        3,315
*University of Phoenix                                    92,300        2,871
*Electronic Arts Inc.                                     41,800        2,722
*Right Management Consultants, Inc.                      205,425        2,708
 Bowne & Co., Inc.                                       257,500        2,575
*Park Place Entertainment Corp.                          344,600        2,498
*The Nautilus Group, Inc.                                173,400        2,383
 K-Swiss, Inc.                                            92,600        2,373
*Papa John's International, Inc.                          88,000        2,291
 Manpower Inc.                                            64,600        2,203
*JAKKS Pacific, Inc.                                     158,700        2,101
 Brown Shoe Co., Inc.                                     90,500        1,751

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                               Shares                      (000)
--------------------------------------------------------------------------------
*Dollar Thrifty Automotive Group, Inc.                    91,600        1,702
*Group 1 Automotive, Inc.                                 59,000        1,247
*Multimedia Games Inc.                                    54,100        1,201
*Pixar, Inc.                                              19,500          995
 Hancock Fabrics, Inc.                                    57,300          911
*Expedia Inc. Warrants Exp. 2/4/2009                      11,036          390
                                                                   ----------
                                                                      178,845
                                                                   ----------
CONSUMER STAPLES (2.7%)
 Dole Food Co.                                           265,800        7,809
 Coca-Cola Enterprises, Inc.                             207,800        4,954
 The Pepsi Bottling Group, Inc.                          161,000        4,339
 Universal Corp. (VA)                                     98,300        3,462
 R.J. Reynolds Tobacco Holdings, Inc.                     69,200        2,806
 Sanderson Farms, Inc.                                    14,800          273
                                                                   ----------
                                                                       23,643
                                                                   ----------
FINANCIAL SERVICES (25.3%)
 BANKS--OUTSIDE NEW YORK CITY (7.0%)
 First Tennessee National Corp.                          245,700        9,111
 North Fork Bancorp, Inc.                                225,000        8,654
 Hibernia Corp. Class A                                  394,000        7,766
 AmSouth Bancorp                                         295,900        5,800
 Hudson United Bancorp                                   166,400        5,067
 UnionBanCal Corp.                                       106,566        4,550
 Union Planters Corp.                                    143,600        4,058
 Regions Financial Corp.                                 100,000        3,387
 Commerce Bancshares, Inc.                                67,585        2,811
 First Virginia Banks, Inc.                               71,550        2,678
 Greater Bay Bancorp                                     163,100        2,486
 Trustmark Corp.                                          76,400        1,727
 Republic Bancorp, Inc.                                  103,890        1,279
 TCF Financial Corp.                                      25,800        1,095
 Provident Bankshares Corp.                               24,341          550

FINANCE COMPANIES (0.1%)
*Saxon Capital Inc.                                       60,600          648

FINANCIAL DATA PROCESSING SERVICES (2.7%)
 Deluxe Corp.                                            235,900       10,903
*Fiserv, Inc.                                            190,500        5,951
*Kronos, Inc.                                            104,400        3,717
 NDCHealth Corp.                                         129,000        2,277
 Global Payments Inc.                                     46,700        1,319

FINANCIAL INFORMATION SERVICES (0.6%)
 Equifax, Inc.                                           226,100        5,327

FINANCIAL MISCELLANEOUS (2.1%)
 MGIC Investment Corp.                                   206,700        8,673
 H & R Block, Inc.                                       125,000        5,548
 LandAmerica Financial Group, Inc.                       104,100        3,696
 WSFS Financial Corp.                                     19,600          558

INSURANCE--MULTILINE (1.4%)
 Loews Corp.                                             171,900        7,416
 American Financial Group, Inc.                          103,500        2,399
 Reinsurance Group of America, Inc.                       78,200        2,150

INSURANCE--PROPERTY-CASUALTY (0.7%)
 The PMI Group Inc.                                      204,600        6,097

REAL ESTATE INVESTMENT TRUST (4.1%)
 Simon Property Group, Inc. REIT                         226,100        7,721
 iStar Financial Inc. REIT                               194,600        5,527
 Archstone-Smith Trust REIT                              167,400        3,840
 Public Storage, Inc. REIT                               105,100        3,092
 General Growth Properties Inc. REIT                      50,100        2,409
 Highwood Properties, Inc. REIT                          114,700        2,294
 Vornado Realty Trust REIT                                62,000        2,279
 Ventas, Inc. REIT                                       196,900        2,245
 Apartment Investment & Management Co. Class A REIT       60,000        2,108
 ProLogis REIT                                            63,800        1,544
 Duke Realty Corp. REIT                                   54,400        1,322
 Novastar Financial, Inc. REIT                            51,600        1,200

RENT & LEASE SERVICES--COMMERCIAL (0.6%)
 Ryder System, Inc.                                      154,800        3,553
 Interpool, Inc.                                         117,100        1,838

SAVINGS & LOAN (3.8%)
 Charter One Financial, Inc.                             241,395        7,309
 Green Point Financial Corp.                             161,700        7,045
 Sovereign Bancorp, Inc.                                 390,000        5,491
 Golden State Bancorp Inc.                               144,900        5,331
 Roslyn Bancorp, Inc.                                    111,600        1,848
*Quaker City Bancorp, Inc.                                52,000        1,830
 Dime Community Bancshares                                68,950        1,448
*BankUnited Financial Corp.                               75,810        1,230
 IBERIABANK Corp.                                         22,900          844
*First Federal Financial Corp.                            26,300          713
*Net.Bank, Inc.                                           59,300          586

SECURITIES BROKERS & SERVICES (2.2%)
 Bear Stearns Co., Inc.                                  196,900       12,021
 Countrywide Credit Industries, Inc.                     145,200        7,305
                                                                   ----------
                                                                      221,671
                                                                   ----------

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
STRATEGIC EQUITY FUND                          Shares                      (000)
--------------------------------------------------------------------------------

HEALTH CARE (13.2%)
*Varian Medical Systems, Inc.                            257,700       12,426
*Caremark Rx, Inc.                                       640,400       11,335
*WellPoint Health Networks Inc.Class A                   106,900        8,040
*Gilead Sciences, Inc.                                   215,814        7,497
*Chiron Corp.                                            183,900        7,264
*Sierra Health Services, Inc.                            548,400        6,904
*Pharmaceutical Product Development, Inc.                221,700        6,075
*Apria Healthcare Group Inc.                             231,100        5,637
*CONMED Corp.                                            216,900        4,247
*Universal Health Services Class B                        84,700        4,106
*DaVita, Inc.                                            169,278        4,058
*Lincare Holdings, Inc.                                  119,000        4,054
*Barr Laboratories, Inc.                                  67,300        3,959
 Mylan Laboratories, Inc.                                118,800        3,739
*Manor Care, Inc.                                        187,800        3,713
*Edwards Lifesciences Corp.                              137,400        3,530
*Triad Hospitals, Inc.                                    72,300        2,639
*Protein Design Labs, Inc.                               262,100        2,175
*Medicis Pharmaceutical Corp.                             47,100        2,162
*Genzyme Corp.-General Division                           75,500        2,103
*PolyMedica Corp.                                         74,400        2,091
*Cell Genesys, Inc.                                      193,600        2,027
*Bio-Rad Laboratories, Inc.Class A                        44,300        1,888
*HealthSouth Corp.                                       222,500          968
*Noven Pharmaceuticals, Inc.                              73,800          945
*LabOne, Inc.                                             47,200          823
*Humana Inc.                                              65,000          792
                                                                  -----------
                                                                      115,197
                                                                  -----------
INTEGRATED OILS (1.2%)
 Amerada Hess Corp.                                      131,600        6,751
 Marathon Oil Corp.                                      179,000        3,741
                                                                  -----------
                                                                       10,492
                                                                  -----------
OTHER ENERGY (3.7%)
 XTO Energy, Inc.                                        494,850       11,901
 Apache Corp.                                            110,000        5,947
 Burlington Resources, Inc.                              117,500        4,841
 Patina Oil & Gas Corp.                                  148,000        4,314
*Varco International, Inc.                               259,400        4,265
 Chesapeake Energy Corp.                                 163,700        1,143
                                                                 ------------
                                                                       32,411
                                                                 ------------
MATERIALS & Processing (6.2%)
 Praxair, Inc.                                           247,900       13,511
*Pactiv Corp.                                            226,400        4,492
*Sealed Air Corp.                                        274,400        4,204
 Eastman Chemical Co.                                    115,100        4,183
*Freeport-McMoRan Copper & Gold, Inc. Class B            334,400        4,080
 Archer-Daniels-Midland Co.                              266,108        3,624
 Georgia Pacific Group                                   286,900        3,500
 Newmont Mining Corp.(Holding Company)                   132,700        3,280
*Smurfit-Stone Container Corp.                           231,400        3,011
*FMC Technologies Inc.                                   138,500        2,562
 Octel Corp.                                             124,000        2,203
 Centex Construction Products, Inc.                       56,700        1,936
*Steel Dynamics, Inc.                                    106,451        1,387
 Southern Peru Copper Corp.                               91,600        1,281
*Shaw Group, Inc.                                         55,600          832
                                                                  -----------
                                                                       54,086
                                                                  -----------
PRODUCER DURABLES (8.2%)
*AGCO Corp.                                              447,900       11,377
 Pitney Bowes, Inc.                                      309,300       10,377
 Ryland Group, Inc.                                      225,900        9,397
 York International Corp.                                359,700        8,460
*NVR, Inc.                                                22,300        7,560
*Tektronix, Inc.                                         420,400        7,428
*KLA-Tencor Corp.                                        164,000        5,840
 Woodward Governor Co.                                   107,900        4,103
 HON Industries, Inc.                                     96,200        2,458
*LAM Research Corp.                                      185,100        2,330
*Novellus Systems, Inc.                                   37,300        1,179
 MTS Systems Corp.                                        67,100          682
*Cable Design Technologies Corp.                          63,000          309
                                                                   ----------
                                                                       71,500
                                                                   ----------
TECHNOLOGY (5.5%)
*Network Associates, Inc.                                400,070        6,357
*Symantec Corp.                                          125,600        5,024
*Cognizant Technology Solutions Corp.                     70,600        4,672
*L-3 Communications Holdings, Inc.                        79,700        3,746
*ESS Technology, Inc.                                    663,638        3,617
*FLIR Systems, Inc.                                       60,300        2,854
*Hutchinson Technology, Inc.                             134,700        2,800
 AVX Corp.                                               289,200        2,724
 Inter-Tel, Inc.                                          95,700        2,587
 Rockwell Automation, Inc.                               155,400        2,572
 Scientific-Atlanta, Inc.                                209,700        2,560
*National Semiconductor Corp.                            162,900        2,163
*Network Appliance, Inc.                                 239,200        2,146
*Perot Systems Corp.                                     117,700        1,252
*Computer Sciences Corp.                                  32,900        1,062
*Adaptec, Inc.                                           139,200          830
*Catapult Communications Corp.                            63,100          817
*3Com Corp.                                               97,400          411
                                                                   ----------
                                                                       48,194
                                                                   ----------
UTILITIES (7.6%)
 Entergy Corp.                                           348,500       15,365
 Consolidated Edison Inc.                                185,500        7,897

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                               Shares                      (000)
--------------------------------------------------------------------------------
 Hawaiian Electric Industries Inc.                       157,500        7,540
 FirstEnergy Corp.                                       203,100        6,591
 CenturyTel, Inc.                                        209,800        5,944
*NEXTEL Communications, Inc.                             401,600        4,530
 OGE Energy Corp.                                        225,200        3,592
*Edison International                                    327,400        3,290
 ONEOK, Inc.                                             164,200        3,110
 Westar Energy, Inc.                                     269,900        2,928
 UGI Corp. Holding Co.                                    58,900        2,285
*PG&E Corp.                                              200,000        2,170
 PNM Resources Inc.                                       67,500        1,488
                                                                   ----------
                                                                       66,730
                                                                   ----------
OTHER (1.4%)
 Fortune Brands, Inc.                                    135,900        6,803
 Teleflex Inc.                                           100,200        4,214
 Lennox International Inc.                               120,500        1,559
                                                                 ------------
                                                                       12,576
                                                                 ------------
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $871,017)                                                       865,011
--------------------------------------------------------------------------------

                                                            Face
                                                          Amount
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.7%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.66%, 1/8/2003                                      $ 2,000        1,994
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
                          1.92%, 11/1/2002                 9,039        9,039
                          1.92%, 11/1/2002--Note E        21,716       21,716
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $32,748)                                                        32,749
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.5%)
 (Cost $903,765)                                                      897,760
--------------------------------------------------------------------------------
                                                                       Market
                                                                        Value
                                                                        (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.5%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                    1,726
Security Lending Collateral
Payable to Brokers--Note E                                            (21,716)
Other Liabilities                                                      (1,768)
                                                                  ------------
                                                                      (21,758)
                                                                  ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 67,312,811 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                            $876,002
================================================================================
NET ASSET VALUE PER SHARE                                              $13.01
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 2.6%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.
--------------------------------------------------------------------------------
AT OCTOBER 31, 2002, NET ASSETS CONSISTED OF:


                                                          Amount          Per
                                                           (000)        Share
--------------------------------------------------------------------------------
Paid-in Capital                                         $969,979       $14.40
Undistributed Net
 Investment Income                                         5,755          .09
Accumulated Net
 Realized Losses--Note D                                 (93,691)       (1.39)
Unrealized Depreciation--Note D
 Investment Securities                                    (6,005)        (.09)
 Futures Contracts                                           (36)          --
--------------------------------------------------------------------------------
NET ASSETS                                              $876,002       $13.01
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           STRATEGIC EQUITY FUND
                                               YEAR ENDED OCTOBER 31, 2002 (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                             $ 12,050
 Interest                                                                   749
 Security Lending                                                           368
--------------------------------------------------------------------------------
  Total Income                                                           13,167
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                              624
  Management and Administrative                                           3,745
  Marketing and Distribution                                                118
 Custodian Fees                                                              20
 Auditing Fees                                                               12
 Shareholders' Reports and Proxies                                           74
 Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
  Total Expenses                                                          4,594
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     8,573
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                             (37,284)
 Futures Contracts                                                       (6,536)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (43,820)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                  (19,449)
 Futures Contracts                                                         (881)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (20,330)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(55,577)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          STRATEGIC EQUITY FUND
                                                         ----------------------
                                                         Year Ended October 31,
                                                         ----------------------
                                                                 2002      2001
                                                                (000)     (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                       $ 8,573   $ 8,184
 Realized Net Gain (Loss)                                    (43,820)  (51,056)
 Change in Unrealized Appreciation (Depreciation)            (20,330)  (11,514)
-------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                                 (55,577)  (54,386)
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                        (7,979)   (8,702)
 Realized Capital Gain                                             -- (125,568)*
--------------------------------------------------------------------------------
  Total Distributions                                         (7,979) (134,270)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                      296,841   176,948
 Issued in Lieu of Cash Distributions                          7,575   130,061
 Redeemed**                                                 (131,577)  (97,369)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions    172,839   209,640
--------------------------------------------------------------------------------
 Total Increase (Decrease)                                   109,283    20,984
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                         766,719   745,735
--------------------------------------------------------------------------------
 End of Period                                              $876,002  $766,719
================================================================================

1Shares Issued (Redeemed)
 Issued                                                       20,105    11,939
 Issued in Lieu of Cash Distributions                            500     9,445
 Redeemed                                                     (9,353)   (6,598)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding               11,252    14,786
================================================================================
*Includes short-term gain distributions totaling $54,910,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
**Net of redemption fees of $173,000 for 2001. The fund eliminated its redemption fee on April 7, 2001.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

STRATEGIC EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,
                                                                         -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                           2002      2001     2000     1999      1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.68    $18.07   $15.73   $13.11    $15.89
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                   .14       .16      .21      .15       .13
  Net Realized and Unrealized Gain (Loss) on Investments                 (.67)    (1.31)    2.66     2.62     (1.69)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      (.53)    (1.15)    2.87     2.77     (1.56)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                   (.14)     (.21)    (.16)    (.15)     (.14)
  Distributions from Realized Capital Gains                                --     (3.03)    (.37)      --     (1.08)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   (.14)    (3.24)    (.53)    (.15)    (1.22)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $13.01    $13.68   $18.07   $15.73    $13.11
====================================================================================================================
TOTAL RETURN*                                                          -4.02%    -6.48%   18.76%   21.30%   -10.41%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                   $876      $767     $746     $561      $479
  Ratio of Total Expenses to Average Net Assets                         0.50%     0.54%    0.49%    0.46%     0.43%
  Ratio of Net Investment Income to Average Net Assets                  0.94%     1.06%    1.31%    1.00%     0.93%
  Portfolio Turnover Rate                                                 73%       82%      83%      51%       71%
====================================================================================================================

*Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held in the fund for less than five years.

NOTES TO FINANCIAL STATEMENTS

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares through April 6, 2001, were credited to paid-in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2002, the fund had contributed capital of $169,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.17% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. During the year ended October 31, 2002, the fund purchased $839,033,000 of investment securities and sold $634,995,000 of investment securities, other than temporary cash investments.

D. At October 31, 2002, the fund had available a capital loss carryforward of $93,467,000 to offset future net capital gains of $48,882,000 through October 31, 2009, and $44,585,000 through October 31, 2010.
     At October 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $6,005,000, consisting of unrealized gains of $97,199,000 on securities that had risen in value since their purchase and $103,204,000 in unrealized losses on securities that had fallen in value since their purchase.
     At October 31, 2002, the aggregate settlement value of open futures contracts expiring in December 2002 and the related unrealized appreciation (depreciation) were:
--------------------------------------------------------------------------------
                                                             (000)
                                           -------------------------------------
                                                Aggregate             Unrealized
                             Number of         Settlement           Appreciation
Futures Contracts       Long Contracts              Value         (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index                       34             $7,526                    $19
S&P MidCap 400 Index                14              2,974                   (55)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. The market value of securities on loan to broker/dealers at October 31, 2002, was $20,625,000, for which the fund held cash collateral of $21,716,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2002

================================================================================
SPECIAL 2002 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD STRATEGIC EQUITY FUND

This information for the fiscal year ended October 31, 2002, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:

     * See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
     * Check your overall asset allocation, no matter where your assets are held.
     *    Compare your holdings with industry benchmarks.
     *    Analyze your personal performance.
     * Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
     * Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR  INVESTMENTS WITH CONFIDENCE
Go to our Planning & Advice and Research Funds & Stocks sections and:

     * Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
     * Find out how much you should save for retirement and for college costs.
     * Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
     * Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
     *    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

THE VANGUARD(R) FAMILY OF FUNDS
STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts,
New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDs
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey,
New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (112)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (112)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (90)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (112)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.

------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (110)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (112)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (112)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, Consolidated View, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                                                       [graphic]
                                                           THE VANGUARD GROUP(R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing
                                                Corporation, Distributor.

                                                                    Q1140 122002

[FRONT COVER]

                              VANGUARD GLOABAL EQUITY(TM)FUND

ANNUAL REPORT

OCTOBER 31, 2002

                                                           THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


================================================================================
SUMMARY

     * Vanguard Global Equity Fund returned -2.8% during the fiscal year ended October 31, 2002.

     * The fund's performance, thought obviously disappointing on an absolute basis, was quite good in relation to the results of the average global mutual fund and the unmanaged MSCI All County World Index Free.

     * Developed stock markets around the globe continued to fall during the period, but the emerging bucked the trend, recording decent gains.

--------------------------------------------------------------------------------
CONTENTS

   1    Letter from the Chairman
   6    Fund Profile
   7    Glossary of Investment Terms
   8    Performance Summary
   9    Your Fund's After-Tax Returns
  10    Financial Statements
  17    Advantages of Vanguard.com
================================================================================

LETTER FROM THE CHAIRMAN
Fellow Shareholder,

The global bear market in stocks stretched into its third year during the 12 months ended October 31, 2002. The world's largest economies grew slowly, and stock prices fell in most of the developed markets. Amid these difficult conditions, Vanguard(R) Global Equity Fund acquitted itself well, recording a modest decline of -2.8%.
     The adjacent table presents the 12-month total returns (capital change plus reinvested distributions) for the fund and its comparative standards--the average global fund and the Morgan Stanley Capital International (MSCI) All Country World Index Free, which provides a gauge of stock market performance in more than 40 countries. Your fund held up much better than both its average peer and the unmanaged index because our investment adviser did a relatively good job of picking stocks, emphasizing small-capitalization issues, which held up better than their large-cap counterparts.
--------------------------------------------------------------------------------
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------
VANGUARD GLOBAL EQUITY FUND                                                -2.8%
Average Global Fund*                                                      -13.9
MSCI All Country World Index Free                                         -13.6
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
     The fund's total return is based on the change in its net asset value during the period, adjusted to reflect distributions of net realized capital gains and net investment income. The table that follows this letter presents net asset values per share, as well as the distribution figures.

DEVELOPED EQUITY MARKETS AROUND THE GLOBE FELL; THE EMERGING MARKETS ROSE Weak corporate earnings, accounting scandals, a tepid economy, and talk of war with Iraq plagued the U.S. stock market, with broad indexes hitting multiyear lows in early October. A strong rebound in the final weeks of the fiscal year mitigated some of the damage, but the overall market, as measured by the Wilshire 5000 Total Market Index, posted a 12-month return of -13.4%.
     International markets did not provide much shelter. Stocks outside the United States, as measured by the MSCI All Country World Index Free ex USA, declined -10.9% overall in U.S. dollar terms. This return reflected significant declines in stock prices in developed markets, offset a bit by positive returns in the emerging markets.

IF YOU OWN VANGUARD GLOBAL EQUITY FUND IN A TAXABLE ACCOUNT, YOU MAY WISH TO REVIEW OUR REPORT ON THE FUND'S AFTER-TAX RETURNS ON PAGE 14.

     The MSCI Europe, Australasia, Far East (EAFE) Index, a measure of equity performance in nearly two dozen developed nations, returned -13.2% in U.S.
dollars. The decline was worse in local currencies, but the dollar weakened versus the British pound and the euro, offsetting some of the damage for U.S. investors. British stocks, which carried the largest weighting (28%) in the EAFE Index as of October 31, declined -12.0% in dollars. Equities in Japan, the only other country to account for more than 10% of the index's market capitalization (at 21%), shed -16.4% of their value. On balance, European stocks were harder hit than their Pacific Rim counterparts. Across the developed international markets, growth stocks--those with comparatively high prices relative to earnings and other measures--held up slightly better than value stocks.

MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                  One        Three          Five
                                                 Year        Years         Years
--------------------------------------------------------------------------------
STOCKS
MSCI All Country World Index Free
  ex USA (International)                       -10.9%       -13.1%         -3.0%
Russell 1000 Index (Large-caps)                -14.6        -11.7           0.7
Russell 2000 Index (Small-caps)                -11.6         -3.2          -1.7
Wilshire 5000 Index (Entire market)            -13.4        -11.3           0.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      5.9%         9.2%          7.4%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index              6.2          8.2           6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       1.9          4.1           4.4
--------------------------------------------------------------------------------
CPI
Consumer Price Index                             2.0%         2.5%          2.3%

     The emerging stock markets, as measured by the Select Emerging Markets Free Index, gained 14.8% in local currencies. Here, however, currency fluctuations worked against U.S. investors, slicing the return to just 5.8% in dollars.

* WORLD ECONOMIES GREW, BUT NOT BY MUCH
As stocks fell, international economic growth resumed--but just barely. The real (inflation-adjusted) gross domestic product of the dozen member nations of Europe's Economic and Monetary Union grew 0.4% in both the first and second quarters of 2002. Sluggish growth in personal spending and a second year of declining equipment purchases by businesses took the blame for the slow nature of the Eurozone recovery. The British economy proved stronger, though GDP growth in the United Kingdom remained well off the pace set in the late 1990s. The Japanese economy also expanded, ending a string of three consecutive quarterly declines in output. But falling consumer prices and the prospect of higher unemployment--one possible result of proposed banking reforms, which could force some businesses into bankruptcy--led analysts to caution that Japanese economic growth could falter once more.
     On balance, advanced economies were on track to grow 1.7%, collectively, in 2002, up from 0.8% in 2001, the International Monetary Fund said in September. Developing economies, led by China, were expected to grow more than twice as much (+4.2%).

     The U.S. economy recovered from 2001's recession, but in a halting manner. The nation's gross domestic product, adjusted for inflation, surged at an annual rate of 5.0% in the first quarter of 2002, but the growth rate slowed as the year progressed. In a promising sign, however, business spending on computer hardware and software grew modestly between July and September after a lengthy period of steep declines. And corporate profits in the third quarter were, on average, up modestly from the weak numbers reported a year earlier.
--------------------------------------------------------------------------------
TOTAL RETURNS
                                                                12 MONTHS ENDED
                                                                OCTOBER 31, 2002
                                      ------------------------------------------
                                       BASED ON                         BASED ON
                                          LOCAL        CURRENCY             U.S.
Index/Country                          Currency          Impact          Dollars
MSCI EUROPE                              -21.1%            7.2%           -13.9%
United Kingdom                           -18.2             6.2            -12.0
France                                   -24.5             7.5            -17.0
Netherlands                              -22.5             7.7            -14.8
Germany                                  -29.9             7.0            -22.9
Italy                                    -18.4             8.1            -10.3
Switzerland                              -15.0             9.0             -6.0
--------------------------------------------------------------------------------
MSCI PACIFIC                             -12.5%            1.0%           -11.5%
Japan                                    -16.3            -0.1            -16.4
Hong Kong                                 -0.5             0.0             -0.5
Singapore                                 10.8             3.7             14.5
Australia                                 -2.0             9.8              7.8
--------------------------------------------------------------------------------
MSCI EAFE                                -18.7%            5.5%           -13.2%
SELECT EMERGING
  MARKETS FREE                            14.8%           -9.0%             5.8%
WILSHIRE 5000
  (UNITED STATES)                        -13.4%              --           -13.4%


     Meanwhile, near-stable prices allowed the Federal Reserve Board to continue cutting interest rates to spur the economy. Early in the fiscal year, the Fed twice cut its target for the federal funds rate--the interest charged on overnight loans between banks--by a total of 75 basis points (0.75 percentage point), to 1.75%, the lowest level in four decades. (Just after the fiscal year-end, the Fed made yet another cut, bringing the target rate to 1.25%.)

OUR ADVISER  HANDLED THE ADVERSITY OF FISCAL 2002  RELATIVELY WELL
We recognize that our -2.8% total return may be disappointing, especially on the heels of a -7.7% return in fiscal 2001. But long-term equity investors must expect to encounter downturns--they are a natural part of the markets--from time to time.

     It is worth noting that for the second consecutive year your fund held up much better than both the average global fund (-13.9%) and the MSCI All Country World Index Free (-13.6%). The fund bested its comparative standards for a few reasons. Primarily, our investment adviser, Marathon Asset Management Limited, did a relatively good job of picking stocks.

Unfortunately, during such a grueling downturn, sidestepping all of the pitfalls--or even most of them--was very difficult. Indeed, the Global Equity Fund recorded negative returns in seven of ten economic sectors, gaining ground only with consumer staples (food and beverage companies, among others), utilities, and materials (chemical, mining, and paper companies) stocks. But positive or negative, the fund's sector results were better than those of the All Country World Index Free in nine of ten cases.

OUR HOLDINGS IN THE MATERIALS SECTOR GAINED 13%, FAR BETTER THAN THE RETURN OF LESS THAN 1% FOR THE INDEX'S MATERIALS COMPANIES.

     Marathon did its best work--boosting both the fund's absolute and relative results--in the materials sector, which accounted for 16% of the fund's assets, on average, during the period. Our holdings there gained 13%, even as the materials companies in the index gained less than 1%. Our adviser also did a relatively good job choosing telecommunication services and consumer discretionary stocks. The fund's returns in these sectors were negative, but were significantly better than returns for the index sectors. As information technology stocks continued to suffer (-27% for the index), it helped that the fund held an average stake of just 6% of assets in the sector, half the weighting for technology in the All Country World Index Free.

     Across the portfolio, many of our holdings were relatively small companies, which explains part of our performance edge. Small-caps held up better than their large-cap counterparts in both the U.S. and the international markets.

     The Global Equity Fund's stakes in various regions and countries, as percentages of its common stocks, did not change much during the fiscal year. The fund had 37% of its stock holdings allotted to the United States at the start of the year and 38% at its conclusion. (At both points, U.S. stocks accounted for more than half of the market capitalization of the MSCI All
Country World Index Free.) The United Kingdom was home to the second-largest stock portion--about 11%, unchanged from one year earlier--as of October 31. The fund also continued to be broadly diversified in terms of individual stocks. Its ten largest holdings accounted for just 10% of its total assets. For more information of this kind, see the Fund Profile on pages 10 and 11.

THE FUND'S  LONG-TERM  RECORD IS SHAPING UP QUITE NICELY
Vanguard Global Equity Fund's long-term record has shaped up quite nicely during the fund's seven-year life span. The table on the next page presents the average annual returns of our fund and its comparative benchmarks since the fund's inception. It also presents the results of hypothetical $10,000 investments made then in the fund, its average competitor, and the

MSCI All Country World Index Free. As you can see, our average annual return of 6.4% was 2.9 percentage points ahead of the result of the average global fund and 3.0 percentage points better than the gain of the unmanaged index.

--------------------------------------------------------------------------------
TOTAL RETURNS                                          AUGUST 14, 1995,* THROUGH
                                                                OCTOBER 31, 2002
                                      ------------------------------------------
                                      AVERAGE                     FINAL VALUE OF
                                       ANNUAL                          A $10,000
                                       RETURN                 INITIAL INVESTMENT

Global Equity Fund                       6.4%                            $15,652
Average Global Fund                      3.5                              12,798
MSCI All Country World
  Index Free                             3.4                              12,718
--------------------------------------------------------------------------------
*The fund's inception date.

     We credit our investment adviser for the fund's fine showing to date. It is extremely difficult to beat the market consistently. As investment strategies move in and out of favor, even the most skilled money managers can slip. Two years ago--it is worth looking back--the fund's average annual gain since inception was 11.3%. While that was a more satisfying absolute return than our current lifetime result, it was also 3.0 percentage points lower than the average return of competing funds. At that time, Marathon may have appeared to be doing an unsatisfactory job. Instead, the relative numbers reflected the market's fixation, to that point, with growth stocks, issues with relatively high prices in relation to their earnings or book values. Our adviser leans the other way and has consistently invested on the premise that other investors eventually recognize undervalued companies. Growth stocks will have their day again, of course, and when they do, your fund is not likely to always keep pace.

     While we cannot know the market's future course, we do know two important facts:

* Share prices can change direction in a hurry, as we saw when the greatest bull market in history gave way to one of the nastiest bear markets in memory. Investors who want to share in the market's potential long-term appreciation must stay invested.

* Costs matter. In fiscal 2002, our fund carried an expense ratio (operating expenses as a percentage of average net assets) of 1.19%, or $11.90 per $1,000 in assets. Our average peer charged its shareholders a good bit more, 1.83% of assets. Funds that charge more must derive higher gross returns from the markets just to make up for their expenses. Delivering these higher returns is a tall order, especially over long periods.


FOCUS ON YOUR  INVESTMENT  PLAN,  NOT ON  PERFORMANCE
The stock markets' long downturn has tested the resolve of many investors. The most counterproductive response would be to panic and abandon stocks. Investing is a long-term undertaking, and building the wealth necessary to meet significant long-term goals takes time and perspective. To put it another way, we need the ability to withstand the markets' downs in order to profit from their ups. It seems like quite a while since investors have enjoyed the ups, but stock prices will see better days. Unfortunately, no one can say when.
     A wise approach to this uncertainty is to develop and stick with a sensible long-term investment plan, which includes a mix of U.S. stocks, international stocks, bonds, and short-term investments in proportions suited to your goals and circumstances. Vanguard Global Equity Fund can go a long way toward making sure that you have diversified exposure to equities. But bonds and cash are crucial, too. Once you have a diversified portfolio in place, the best thing you can do to enhance your prospects of success is ignore the financial markets' short-term movements.
     We thank you for entrusting your assets to us.




Sincerely,
John J. Brennan
Chairman and Chief Executive Officer
November 20, 2002




--------------------------------------------------------------------------------
Your Fund's Performance at a Glance            October 31, 2001-October 31, 2002
                                                         Distributions Per Share


                                      Starting       Ending     Income   Capital
                                   Share Price  Share Price  Dividends     Gains
--------------------------------------------------------------------------------
Global Equity Fund                      $11.31        10.48      $0.12     $0.44
--------------------------------------------------------------------------------
6

REPORT FROM THE ADVISER Vanguard Global Equity Fund returned -2.8% during the fiscal year ended October 31, 2002. The fund's comparative standards, the MSCI All Country World Index Free and the average global fund, declined -13.6% and -13.9%, respectively.

THE INVESTMENT ENVIRONMENT
Many investment professionals would rank the past 12 months among the most challenging they've ever seen. Equity markets fell across the board-- an outcome we did not expect and one that has caused some people to question the benefit of geographical diversification. The U.S. market and the developed international markets (including the U.S.) as a group each declined about -13%. However, the emerging markets, especially those in Asia, bucked the downward trend.
     During the first part of the fiscal year, the bear market continued to be confined largely to the information technology and telecommunication services sectors. Then it broadened significantly. Throughout the period, there was intense focus on corporate earnings reports. Of course, the way results held up against forecasts remained important, but perhaps of greater concern was the quality of profits. This was no surprise, given the incentives that existed during the boom for management teams to smooth or exaggerate earnings. The scrutiny of earnings appeared to be most prevalent in the United States, where the headline-grabbing scandals at Enron, WorldCom, and Tyco International led investors to be alert for similar problems elsewhere.
     With hindsight, it is clear that if executives are paid according to earnings per share, then it is quite likely that some of them will cheat to achieve highly rewarded profit goals. It is also relatively easy to see how this realization, once embedded in the minds of investors, significantly reduces the value of equities in their view; the experience is not unlike purchasing a rare item at a prestigious auction house and finding it to be a fake.

INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY INVESTING IN A WIDELY DIVERSIFIED GROUP OF STOCKS CHOSEN ON THE BASIS OF INDUSTRY ANALYSIS AS WELL AS AN ASSESSMENT OF EACH COMPANY'S STRATEGIES FOR NEW INVESTMENT AND FOR DEALING WITH COMPETITION WITHIN ITS INDUSTRY.
     The earnings-per-share problem has predominantly beset the United States, where executive compensation structures have been more aggressive than elsewhere. International markets have not been immune, however. Indeed, stock-specific issues came to the fore with alarming regularity, clipping such companies as ABB, SCOR, and Vivendi Universal.

The Fund's  Successes
In recent years, the Global Equity Fund has been underweighted in the U.S. market and overweighted in the Far East, compared with our benchmark index. Our portfolio has also had a value bias, which meant we avoided significant exposure to the plummeting technology, media, and telecommunications (TMT) sectors. The fund also has shunned the megacapitalization companies that have higher valuations and weaker shareholder bases than smaller firms, which often have a controlling shareholder.
     During the past 12 months, these attributes enabled the fund to hold up significantly better than both its average competitor and the MSCI All Country World Index Free. More than half of our performance advantage came from stock-picking, the balance from asset allocation. We benefited, for example, from our holdings in some of the smaller Asian markets--Singapore, which gained more than 14%; Malaysia, 16%; and Indonesia, 17%.

THE FUND'S  SHORTFALLS
As noted, a year ago we did not expect equity markets to be as weak as they turned out to be. But lower interest rates have not translated into higher equity markets; indeed, the opposite has occurred. The fund's cash position, which averaged 6% of assets during the year, should have been higher.
     As the bubble burst, we started investing in selected TMT stocks, which were previously off-limits for valuation reasons. These purchases proved premature. Nevertheless, the Global Equity Fund has continued to add shares in those sectors. In addition to reducing the average purchase price of existing holdings, we have initiated positions in Liberty Media, Lucent, Sun Microsystems, and Vodafone--each of which appears to have substantial potential for recovery. These purchases, as well as others outside the tech realm, reflect our belief that purchasing "out-of-favor" securities at times of great uncertainty--when others perceive them to be of high risk--is likely to prove rewarding.

THE FUND'S POSITIONING
The 14% turnover in the fund's holdings during the past year implies an average holding period of about seven years. Those figures reflect our philosophy of investing for the long term, something that helps to minimize transaction costs. Accordingly, a majority of the portfolio attributes described in our report to you one year ago remain in place. For instance, the value bias: The Global Equity Fund has a price/book ratio of 1.1, versus 2.1 for the MSCI All Country World Index Free. Our yield is about 3.0%, compared with 2.2% for the index. And less than 5% of the portfolio was in cash at the end of the fiscal year, in keeping with our relatively bullish prognosis for the equity markets.

     We are encouraged about the prospect for stocks, and not just because interest rates on bonds and money market securities are low or because many investors are pessimistic. (Both factors are leading indicators of an upturn.) We have observed that, thanks to the significant widening in credit spreads over the past year, many firms have an opportunity to restructure their balance sheets by repurchasing their own bonds, particularly those with high yields to maturity. Clearly, only companies with cash on their balance sheets, or free cash flow, can benefit from such financial engineering, but we think the practice may be commonplace in the coming year. If it is, equity markets should improve, with potentially dramatic price increases among higher-risk securities.

     We've made some moves in anticipation of such a rally, but don't want to exaggerate them. The portfolio retains a significant value bias, which should help if economic conditions or corporate profits defy our expectations by deteriorating.



Jeremy  Hosking,  Portfolio  Manager
Marathon Asset  Management Limited

November 13, 2002

--------------------------------------------------------------------------------
Fund Profile                                              As of October 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 12.

Global Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                            MSCI
                                                                 FUND     INDEX*
--------------------------------------------------------------------------------
Number of Stocks                                                  317      2,180
Turnover Rate                                                      14%       ---
Expense Ratio                                                    1.19%       ---
Cash Investments                                                  4.4%        --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                            MSCI
                                                                   Fund   Index*
R-Squared                                                          0.79     1.00
Beta                                                               0.82     1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                                                            MSCI
                                                                   Fund   Index*
--------------------------------------------------------------------------------
Consumer Discretionary                                            21.5%    12.7%
Consumer Staples                                                    9.2     9.2
Energy                                                              4.9     7.7
Financials                                                         13.6    22.1
Health Care                                                         4.1    12.9
Industrials                                                        15       9.8
Information Technology                                              6.2    11.4
Materials                                                          15.8     4.7
Telecommunication Services                                          7.4     5.8
Utilities                                                           1.2     3.7
Other                                                               0.8     0.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)

Burlington Northern Santa Fe Corp.                                          1.2%
  (railroad)
Qwest Communications International Inc.                                     1.1
  (telecommunications)
Moody's Corp.                                                               1.1
   (diversified financial services)
Scotts Co.                                                                  1.0
   (chemicals)
Agrium, Inc.                                                                1.0
   (chemicals)
Xerox Corp.                                                                 1.0
   (electronic business equipment)
Berkshire Hathaway Inc. Class B                                             0.9
   (conglomerate)
Comcast Corp.-Special Class A                                               0.9
   (telecommunications)
Bristol-Myers Squibb Co.                                                    0.9
   (pharmaceuticals)
International Speedway Corp.                                                0.9
   (entertainment)
--------------------------------------------------------------------------------
Top Ten                                                                    10.0%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
Allocation by Region
North American - 43%
Europe - 28%
Pacific - 19%
Emerging Markets - 10%


*MSCI All Country World Index Free
10

--------------------------------------------------------------------------------
Country Diversification (% of common stocks)
                                                                            MSCI
                                                                   Fund   Index*
--------------------------------------------------------------------------------
EUROPE
United Kingdom                                                    11.4%    11.2%
France                                                             4.1      3.6
Netherlands                                                        2.6      2.2
Spain                                                              2.0      1.2
Sweden                                                             1.6      0.7
Germany                                                            1.4      2.4
Italy                                                              1.3      1.5
Switzerland                                                        1.2      3.2
Finland                                                            1.1      0.8
Denmark                                                            0.6      0.3
Norway                                                             0.5      0.2
Ireland                                                            0.3      0.3
Austria                                                            0.0      0.1
Belgium                                                            0.0      0.4
Greece                                                             0.0      0.1
Portugal                                                           0.0      0.1
--------------------------------------------------------------------------------
Subtotal                                                          28.1%    28.3%
--------------------------------------------------------------------------------
PACIFIC
Japan                                                              8.8%     8.3%
Hong Kong                                                          3.8      0.8
Singapore                                                          3.4      0.4
Australia                                                          2.1      1.9
New Zealand                                                        0.5      0.1
--------------------------------------------------------------------------------
Subtotal                                                          18.6%    11.5%
--------------------------------------------------------------------------------
EMERGING MARKETS
South Africa                                                       3.4%     0.3%
Thailand                                                           2.5      0.1
Malaysia                                                           2.3      0.2
Indonesia                                                          0.9      0.0
Philippines                                                        0.7      0.0
Mexico                                                             0.2      0.3
China                                                              0.2      0.1
Ghana                                                              0.2      0.0
Bermuda                                                            0.0      0.3
Brazil                                                             0.0      0.2
Cayman Islands                                                     0.0      0.1
Chile                                                              0.0      0.1
India                                                              0.0      0.2
Israel                                                             0.0      0.1
Russia                                                             0.0      0.2
South Korea                                                        0.0      0.9
Taiwan                                                             0.0      0.5
--------------------------------------------------------------------------------
Subtotal                                                          10.4%     3.6%
--------------------------------------------------------------------------------
NORTH AMERICA
United States                                                     38.4%    54.5%
Canada                                                              4.5     2.1
--------------------------------------------------------------------------------
Subtotal                                                          42.9%    56.6%
--------------------------------------------------------------------------------
Total                                                            100.0%   100.0%
--------------------------------------------------------------------------------
                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.
*MSCI All Country World Index Free.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
-------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
12

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

GLOBAL EQUITY FUND

CUMULATIVE PERFORMANCE August 14, 1995-October 31, 2002


                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED OCTOBER 31, 2002
                         ------------------------------              Final Value
                                       One     Five       Since     of a $10,000
                                      Year    Years   Inception       Investment
--------------------------------------------------------------------------------
Global Equity Fund                  -2.78%    3.47%       6.41%          $15,652
Average Global Fund*               -13.92    -1.06        3.48            12,798
MSCI All Country World Index Free  -13.57    -1.47        3.39            12,718
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) August 14, 1995-October 31, 2002



Average Annual Total Returns for periods ended September 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              Since Inception
                                            One   Five     ---------------------
                         Inception Date    Year  Years  Capital   Income   Total
--------------------------------------------------------------------------------
Global Equity Fund            8/14/1995  -5.22%  1.39%    4.32%    1.47%   5.79%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 23 for dividend and capital gains information.

Your Fund's After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      Periods Ended October 31, 2002

Since
                                              One Year   Five Years   Inception*
                                              ----------------------------------
GLOBAL EQUITY FUND
   Returns Before Taxes                         -2.78%       3.47%         6.41%
   Returns After Taxes on Distributions         -3.73        1.54          4.84
   Returns After Taxes on Distributions
      and Sale of Fund Shares                   -0.77        2.38          4.88
--------------------------------------------------------------------------------
*August 14, 1995.

FINANCIAL STATEMENTS                                      As of October 31, 2002
Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
Global Equity Fund                                          Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.6%)
--------------------------------------------------------------------------------
AUSTRALIA (2.0%)
  Australia & New Zealand Bank
    Group Ltd.                                              91,528           957
  WMC Ltd.                                                 224,000           944
  Santos Ltd.                                              254,000           881
  Auriongold Ltd.                                          313,155           516
  Amcor Ltd.                                                98,083           443
* Caltex Australia Ltd.                                    245,000           249
  CSR Ltd.                                                  71,098           217
  Iluka Resources Ltd.                                      60,516           161
  Orica Ltd.                                                   900             5
                                                                         -------
                                                                           4,373
                                                                         -------

CANADA (4.3%)
  Imperial Oil Ltd.                                         66,100         1,771
  Alcan Inc.                                                51,600         1,445
  Abitibi-Consolidated Inc.                                159,000         1,010
* Air Canada Class A                                       420,100           912
* Air Canada                                               243,344           847
* Rogers Communications, Inc.
    Class B                                                 97,000           785
* Hudson's Bay Co.                                         152,000           699
  Fairmont Hotels & Resorts Inc.                            27,200           660
* Stelco Inc. Class A                                      229,500           601
  EnCana Corp.                                              17,500           508
  Fording Inc.                                              17,200           356
* Canadian Zinc Corp.                                       70,000             8
                                                                      ----------
                                                                           9,602
                                                                      ----------

                                                                          Market
                                                                          Value*
                                                           Shares          (000)
--------------------------------------------------------------------------------
China (0.2%)
 The Guangshen
    Railway Co., Ltd.                                    2,949,500      $    511
                                                                      ----------
DENMARK (0.5%)
  TDC A/S                                                   26,400           570
  Coloplast A/S B Shares                                     6,700           478
  Bang & Olufsen A/S B Shares                                6,400           125
                                                                      ----------
                                                                           1,173
                                                                      ----------
FINLAND (1.1%)
  Sampo Oyj A Shares                                        98,000           669
  Metso Oyj                                                 68,500           634
  M-Real Oyj B Shares                                       80,500           594
  TietoEnator Oyj B Shares                                  33,520           477
                                                                      ----------
                                                                           2,374
                                                                      ----------
FRANCE (3.9%)
* Arcelor                                                  112,600         1,217
  Pechiney SA A Shares                                      27,999           864
  Aventis SA                                                14,501           827
  BNP Paribas SA                                            20,222           806
  Groupe Danone                                              6,200           804
  Carrefour SA                                              16,688           775
  Vivendi Universal SA                                      61,023           749
  AXA                                                       46,200           689
  Cie. de St. Gobain SA                                     29,900           649
  Thales SA                                                 17,400           470
  Alcatel SA                                                71,900           359
* Atos Origin SA                                             8,900           329
  SCOR SA                                                   25,500           184
                                                                      ----------
                                                                           8,722
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
Global Equity Fund                                          Shares         (000)
--------------------------------------------------------------------------------
Germany (1.3%)
Bayerische Motoren Werke AG                                 25,380           906
E.On AG                                                     16,120           723
Buderus AG                                                  24,200           556
Fresenius Medical Care AG ADR                               44,544           459
Deutsche Post AG                                            35,000           358
                                                                      ----------
                                                                           3,002
                                                                      ----------
Ghana (0.2%)
* Ashanti Goldfields Co., Ltd. GDR 75,000 390

HONG KONG (3.6%)
  Television Broadcasts Ltd.                               497,000         1,711
  Hong Kong & China Gas Co., Ltd.                          808,974         1,063
  Hysan Development Co., Ltd.                            1,236,227           975
  Cathay Pacific Airways Ltd.                              476,000           668
  Hong Kong Aircraft &
    Engineering Co., Ltd.                                  221,000           578
  Hong Kong Exchanges &
    Clearing Ltd.                                          338,000           449
  i-CABLE Communications Ltd.                            1,052,000           401
  Cafe De Coral Holdings Ltd.                              576,000           377
  Hong Kong and Shanghai
    Hotels Ltd.                                            800,000           323
* First Pacific Co. Ltd.                                 3,155,000           299
  Asia Satellite
    Telecommunications
    Holdings Ltd.                                          247,000           291
* SmarTone
    Telecommunications Ltd.                                268,000           287
  Wheelock and Co. Ltd.                                    380,000           256
* Next Media Ltd.                                        1,176,000           247
* Mandarin Oriental
    International Ltd.                                     421,690           179
                                                                      ----------
                                                                           8,104
                                                                      ----------
INDONESIA (0.8%)
  PT Gudang Garam Tbk                                      649,000           503
  PT Semen Gresik Tbk                                      540,000           410
  PT Matahari Putra Prima Tbk                            6,573,000           349
* PT Astra International Tbk                             1,172,000           263
* PT Bank Pan Indonesia Tbk                             13,039,000           240
* PT Citra Marga Nusaphala
    Persada Tbk                                            774,000            28
* PT Mulia Industrindo Tbk                                 921,000            13
* PT Lippo Bank (Local) Tbk                                943,000             5
                                                                      ----------
                                                                           1,811
                                                                      ----------
IRELAND (0.3%)
  Independent News & Media PLC                               302,488         419
  Fyffes PLC                                                 164,000         232
                                                                      ----------
                                                                             651
                                                                      ----------
ITALY (1.3%)
  Luxottica Group SpA ADR                                     68,000       1,026
  Saipem SpA                                                 153,300         829
  Unicredito Italiano SpA                                    191,000         719
  Natuzzi SpA-SP ADR                                          17,200         181
                                                                      ----------
                                                                           2,755
                                                                      ----------
JAPAN (8.4%)
  Tokyo Gas Co., Ltd.                                      294,000           859
  Kirin Brewery Co., Ltd.                                  136,000           841
  Rohm Co., Ltd.                                             6,000           756
  Ono Pharmaceutical Co., Ltd.                              22,500           709
  Nippon Telegraph and
    Telephone Corp.                                            180           660
  Shiseido Co., Ltd.                                        58,000           645
  Dai-Nippon Printing Co., Ltd.                             62,000           634
  Nippon Oil Corp.                                         138,000           533
  Sumitomo Trust &
    Banking Co., Ltd.                                      112,000           512
  Toyo Seikan Kaisha Ltd.                                   48,000           497
  FamilyMart Co., Ltd.                                      25,000           478
  Aisin Seiki Co.                                           36,000           464
  Itochu Corp.                                             216,000           448
* UFJ Holdings Inc.                                            296           447
  Fuji Electric Co., Ltd.                                  246,000           444
  Nippon Sanso Corp.                                       146,000           434
  Sumitomo Forestry Co.                                     74,000           422
  Nisshinbo Industries, Inc.                               108,000           421
  Toppan Printing Co., Ltd.                                 56,000           416
  Japan Tobacco, Inc.                                           64           411
  Bank of Yokohama Ltd.                                     97,000           406
  Hitachi Ltd.                                              98,000           383
  Omron Corp.                                               32,000           379
  Sumitomo Corp.                                            86,000           373
  Lion Corp.                                                86,000           359
  Sumitomo Chemical Co.                                    116,000           348
  Sompo Japan Insurance Inc.                                66,000           345
  NGK Insulators Ltd.                                       57,000           323
  Yamaha Motor Co., Ltd.                                    44,000           323
  Calsonic Kansei Corp.                                     64,000           319
  Glory Ltd.                                                16,000           316
  Tokyo Broadcasting System, Inc.                           22,000           302
  Nippon Broadcasting System, Inc.                          10,000           282
  Ezaki Glico Co.                                           50,000           273
  Onward Kashiyama Co., Ltd.                                32,000           267
  JSR Corp.                                                 32,000           264
  Lintec Corp.                                              28,000           221
  Noritake Co., Ltd.                                        78,000           213
  Sankyo Seiko Co.                                          65,000           192
  Sekisui Chemical Co.                                      72,000           190
  Daiichi Pharmaceutical Co., Ltd.                          12,000           175
  Nifco Inc.                                                18,000           163
  Dentsu Inc.                                                   49           162
  Daifuku Co., Ltd.                                         58,000           157
  Yamatake Corp.                                            30,000           157
* SKY Perfect Communications Inc.                              174           155

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                                            Shares         (000)
--------------------------------------------------------------------------------
Kinden Corp.                                              36,000           134
  Inabata & Co., Ltd.                                       33,000           133
  Mizuno Corp.                                              50,000           116
  Anritsu Corp.                                             28,000           105
  Tokyo Ohka Kogyo Co., Ltd.                                 6,600            91
  Ryosan Co., Ltd.                                           6,800            64
* Tsuzuki Denki Co., Ltd.                                   23,000            38
  ISB Corp.                                                  3,200            11
                                                                      ----------
                                                                         18,770
                                                                      ----------
MALAYSIA (2.2%)
  Resorts World Bhd.                                       453,000         1,073
* Celcom (Malaysia) Bhd.                                 1,637,000         1,047
  Carlsberg Brewery Malaysia Bhd.                          192,500           557
  British American Tobacco Bhd.                             56,000           527
  Genting Bhd.                                             131,000           455
  PPB Group Bhd.                                           302,000           310
  Commerce Asset Holdings Bhd.                             354,000           306
  Kumpulan Guthrie Bhd.                                    524,000           302
* Multi-Purpose Holdings Bhd.                            1,003,000           301

                                                                      ----------
                                                                           4,878
                                                                      ----------
MEXICO (0.2%)
Telefonos de Mexico SA
    Class L ADR                                              9,400           287
America Movil SA de CV
    Series L ADR                                             9,400           126
Vitro SA ADR                                                45,000           111
                                                                      ----------
                                                                             524
                                                                      ----------
NETHERLANDS (2.5%)
  Royal Dutch Petroleum Co.                                 39,400         1,704
  Heineken NV                                               32,000         1,286
  Koninklijke (Royal) Philips
    Electronics NV                                          62,971         1,129
* Koninklijke KPN NV                                       137,054           869
  Koninklijke Boskalis
    Westminster NV                                          17,033           303
  Koninklijke Nedlloyd NV                                   20,015           252
                                                                      ----------
                                                                           5,543
                                                                      ----------
NEW ZEALAND (0.4%)
  Telecom Corp. of
    New Zealand Ltd.                                       178,217           438
  Carter Holt Harvey Ltd.                                  480,000           385
  Wrightson Ltd.                                           150,000            93
* Tranz Rail Holdings Ltd.                                 115,000            75
                                                                      ----------
                                                                             991
                                                                      ----------
NORWAY (0.4%)
DNB Holding ASA                                             93,000           429
Schibsted ASA                                               35,600           340
Rieber & Son ASA                                            37,000           221
                                                                      ----------
                                                                             990
                                                                      ----------
Philippines (0.7%)
  Ayala Corp.                                            6,493,000           581
  Globe Telecom, Inc.                                       59,000           455
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                                            Shares         (000)
--------------------------------------------------------------------------------
  Jollibee Foods Corp.                                     963,000           245
* ABS-CBN Broadcasting Corp.                               748,000           239
                                                                      ----------
                                                                           1,520
                                                                      ----------
SINGAPORE (3.2%)
* Jardine Matheson Holdings Ltd.                           281,902         1,705
  Jardine Strategic Holdings Ltd.                          459,500         1,163
  Oversea-Chinese Banking
    Corp., Ltd.                                            143,000           842
  SembCorp Marine Ltd.                                   1,368,000           713
  Singapore Press Holdings Ltd.                             58,100           652
  Great Eastern Holdings Ltd.                              120,000           615
  Overseas Union Enterprise Ltd.                           131,000           475
  United Industrial Corp., Ltd.                          1,305,000           447
  Fraser & Neave Ltd.                                       65,700           286
* BIL International Ltd.                                   892,000           263
                                                                      ----------
                                                                           7,161
                                                                      ----------
South Africa (3.3%)
  Anglo American PLC                                        59,414           777
  Gold Fields Ltd.                                          67,540           773
* Kersaf Investment Ltd.                                   276,179           706
  RMB Holdings Ltd.                                        677,000           666
  Firstrand Ltd.                                           958,000           660
  Pretoria Portland Cement Co.                              73,000           612
  SABMiller PLC                                             83,903           562
  Anglogold Ltd. ADR                                        21,370           538
  Edgars Consolidated Stores Ltd.                          131,449           505
  JD Group Ltd.                                            258,646           485
  Aveng Ltd.                                               347,000           340
  Barloworld Ltd.                                           59,200           331
* Hosken Consolidated
    Investments Ltd.                                     1,300,000           263
  Standard Bank Group Ltd.                                  17,123            50
  SABMiller PLC
    (United Kingdom Shares)                                  4,000            27
                                                                      ----------
                                                                           7,295

                                                                      ----------
SPAIN (2.0%)
  Banco Popular Espanol SA                                  25,900         1,109
  Acerinox SA                                               27,400           974
  Acciona SA                                                18,500           714
* NH Hoteles SA                                             75,500           632
  Centros Comerciales Carrefour SA                          36,400           505
  Prosegur Cia de Seguridad SA
    (Registered)                                            18,400           204
  Viscofan SA                                               28,800           185
                                                                      ----------
                                                                           4,323
                                                                      ----------
SWEDEN (1.6%)
  Svenska Cellulosa AB B Shares                             32,200           984
  Svenska Handelsbanken AB
    A Shares                                                72,900           931
  Assa Abloy AB B Shares                                    50,000           494
  Stora Enso Oyj R Shares                                   39,399           411
  Hoganas AB B Shares                                       17,750           282

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
Global Equity Fund                                          Shares         (000)
--------------------------------------------------------------------------------
* Telefonaktiebolaget LM Ericsson
    AB Class B                                             280,600           227
  OM AB                                                     19,200           104
* ABB Ltd.                                                  35,888            48
                                                                      ----------
                                                                           3,481
                                                                      ----------
SWITZERLAND (1.2%)
  Novartis AG (Registered)                                  29,640         1,130
  SGS Societe Generale de
    Surveillance Holding SA
    (Registered)                                             2,650          777
  Cie. Financiere Richemont AG                              22,600           390
* Publigroupe SA                                             1,040           158
  Sarna Kunststoff Holding AG
    (Registered)                                             1,000            68
* Phoenix Mecano AG                                            200            33
  Syngenta AG                                                  296            18
                                                                      ----------
                                                                           2,574
                                                                      ----------
THAILAND (2.5%)
  Siam Cement PLC Non-Voting
    Depository Receipts                                     84,000         1,891
  Advanced Information Services
    Co. Ltd. (Foreign)                                   1,133,000           916
  Siam Cement PLC (Foreign)                                 34,200           846
* Thai Farmers Bank PLC (Foreign)                          652,000           467
* National Finance & Securities
    PLC (Foreign)                                          975,000           381
  MBK Properties & Development
    o. (Foreign)                                           425,000           300
  GMM Grammy PCL (Foreign)                                 642,000           273
  Post Publishing PLC (Foreign)                            130,000           125
* Siam Commercial Bank PLC
    (Foreign)                                              120,000            73
* Golden Land Property
    Development Public Co. Ltd.
    (Foreign)                                              225,645            65
  Matichon PLC (Foreign)                                    25,000            36
* Total Access Communication
    PLC (Local)                                             41,000            26
* Golden Land Property
    Development Public Co. Ltd.
    Non-Voting Depository Receipts                          87,465            22
                                                                      ----------
                                                                           5,421
                                                                      ----------
United Kingdom (10.9%)
  Shell Transport & Trading Co. PLC                        271,000         1,741
  Rio Tinto PLC                                             79,000         1,428
  Barclays PLC                                             202,600         1,401
  Reed Elsvier PLC                                         152,000         1,342
  Diageo PLC                                               114,628         1,292
  Rentokil Initial PLC                                     356,000         1,207
  Hanson PLC                                               244,250         1,108
  Reckitt Benckiser PLC                                     60,290         1,094
  BAA PLC                                                  118,500         1,058
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                                            Shares         (000)
--------------------------------------------------------------------------------
  Associated British Ports
    Holdings PLC                                           150,400           941
  BAE Systems PLC                                          291,000           848
  Arriva PLC                                               167,333           812
  BP PLC                                                   123,000           789
  The Sage Group PLC                                       333,000           761
  Boots Co. PLC                                             78,500           731
  Vodafone Group PLC                                       433,000           696
  Provident Financial PLC                                   64,456           690
  Compass Group PLC                                        145,735           646
  Smiths Group PLC                                          53,810           617
  WPP Group PLC                                             83,500           566
  Hilton Group PLC                                         179,000           487
  Pilkington PLC                                           499,500           453
  BT Group PLC                                             154,600           439
  Capita Group PLC                                         115,000           403
* RT Group PLC                                              86,000           334
  P & O Princess Cruises PLC                                45,000           330
  Imperial Chemical Industries PLC                          78,099           307
  Kidde PLC                                                291,000           305
  The Peninsular & Oriental Steam
    Navigation Co.                                          97,000           289
  EMI Group PLC                                             71,000           209
* Enodis PLC                                               190,400           153
  Stagecoach Group PLC                                     645,240           149
  Sygen International PLC                                  160,000           123
  MyTravel Group PLC                                       404,500           106
  TBI PLC                                                  100,000            88
  Granada PLC                                               66,735            77
  Devro PLC                                                 88,000            76
* mmO2 PLC                                                  80,600            61
* Telewest Communications PLC                              331,500             7
                                                                      ----------
                                                                          24,164
                                                                      ----------
UNITED STATES (36.6%)
AUTO & TRANSPORTATION (4.1%)
  Burlington Northern
    Santa Fe Corp.                                         107,200         2,758
* Lear Corp.                                                41,100         1,502
* Kansas City Southern
    Industries, Inc.                                       105,300         1,474
  General Motors Corp.                                      43,900         1,460
* Northwest Airlines Corp. Class A                         183,800         1,259
  Delphi Corp.                                             110,622           770

CONSUMER DISCRETIONARY (9.0%)
  International Speedway Corp.                              50,500         1,966
* Mandalay Resort Group                                     68,400         1,935
  Ethan Allen Interiors, Inc.                               60,200         1,929
  Waste Management, Inc.                                    75,300         1,733
* Liberty Media Corp.                                      205,100         1,696
  Eastman Kodak Co.                                         43,600         1,437
* Toys R Us, Inc.                                          132,600         1,325

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                                           Shares         (000)
--------------------------------------------------------------------------------
  Reader's Digest Assn., Inc. Class A                       80,100         1,302
  Mattel, Inc.                                              60,700         1,114
  Limited Brands, Inc.                                      66,556         1,043
* Saks Inc.                                                 96,100         1,043
  J.C. Penney Co., Inc.
    (Holding Company)                                        3,000         1,010
* PRIMEDIA Inc.                                            469,000           905
* Sabre Holdings Corp.                                      43,130           827
  Hasbro, Inc.                                              76,000           777

CONSUMER STAPLES (2.4%)
  Sara Lee Corp.                                            76,500         1,746
  Philip Morris Cos., Inc.                                  36,600         1,491
  McCormick & Co., Inc.                                     64,000         1,423
* Rite Aid Corp.                                           424,400           760

FINANCIAL SERVICES (3.7%)
  Moody's Corp.                                             50,000         2,355
  Mercury General Corp.                                     43,900         1,822
  MBIA, Inc.                                                40,200         1,755
  Unitrin, Inc.                                             43,200         1,361
  Plum Creek Timber Co. Inc. REIT                           34,754           786
* Conseco Inc.                                             495,000            21

HEALTH CARE (2.2%)
Bristol-Myers Squibb Co.                                    80,300         1,976
IMS Health, Inc.                                           106,600         1,603
Baxter International, Inc.                                  51,500         1,289

MATERIALS & Processing (4.4%)
* Scotts Co.                                                47,800         2,275
  Agrium, Inc.                                             227,150         2,235
* Inco Ltd.                                                 81,000         1,547
  Temple-Inland Inc.                                        35,000         1,436
  PPG Industries, Inc.                                      27,900         1,312
* Freeport-McMoRan
    Copper & Gold, Inc. Class B                             80,800           986
* LTV Corp.                                                268,000             1

OTHER ENERGY (1.0%)
Baker Hughes, Inc.                                          51,200         1,487
Massey Energy Co.                                           90,200           690

PRODUCER DURABLES (1.0%)
* Xerox Corp.                                              326,700         2,169

TECHNOLOGY (4.3%)
* Dell Computer Corp.                                       58,800         1,682
* Lucent Technologies, Inc.                              1,152,600         1,418
* Nortel Networks Corp.                                  1,120,030         1,378
  Hewlett-Packard Co.                                       85,000         1,343
* Unisys Corp.                                             141,700         1,237
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                                            Shares         (000)
--------------------------------------------------------------------------------
  Raytheon Co.                                              37,200         1,097
* Sun Microsystems, Inc.                                   367,000         1,087
* Palm, Inc.                                                29,035           347

UTILITIES (3.6%)
* Qwest Communications
    International Inc.                                     718,400         2,435
* Comcast Corp.-Special Class A                             87,000         2,002
* NEXTEL Communications, Inc.                              171,700         1,937
  SBC Communications Inc.                                   65,516         1,681

OTHER (0.9%)
* Berkshire Hathaway Inc. Class B                              850         2,091
                                                                      ----------
                                                                          81,526
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $246,351)                                                          212,629
--------------------------------------------------------------------------------
                                                              Face
                                                            Amount
                                                             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    1.92%, 11/1/2002                                       $10,560        10,560
    1.92%, 11/1/2002--Note G                                 8,004         8,004
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $18,564)                                                        18,564
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.9%)
    (Cost $264,915)                                                      231,193
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       1,067
Security Lending Collateral Payable
    to Brokers--Note G                                                   (8,004)
Other Liabilities                                                        (1,737)
                                                                      ----------
                                                                         (8,674)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 21,242,155 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization) $222,519
================================================================================
NET ASSET VALUE PER SHARE                                                 $10.48
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------

                                                            Amount           Per
Global Equity Fund                                           (000)         Share
--------------------------------------------------------------------------------
AT OCTOBER 31, 2002, NET ASSETS CONSISTED OF:
Paid-in Capital--Note F                                   $254,542        $11.98
Undistributed Net
    Investment Income--Note F                                1,280           .06
Accumulated Net Realized
    Gains--Note F                                              415           .02
Unrealized Appreciation
    (Depreciation)--Note F
    Investment Securities                                 (33,722)        (1.58)
    Foreign Currencies                                           4            --
--------------------------------------------------------------------------------
NET ASSETS                                                $222,519        $10.48

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.
--------------------------------------------------------------------------------
                                                              Global Equity Fund
                                                     Year Ended October 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
  Dividends*                                                             $ 3,612
  Interest                                                                   233
  Security Lending                                                            82
--------------------------------------------------------------------------------
  Total Income                                                             3,927
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                                861
    Performance Adjustment                                                   333
The Vanguard Group--Note C
  Management and Administrative                                              917
  Marketing and Distribution                                                  28
Custodian Fees                                                               181
Auditing Fees                                                                 15
Shareholders' Reports and Proxies                                             26
--------------------------------------------------------------------------------
    Total Expenses                                                         2,361
    Expenses Paid Indirectly--Note D                                       (154)
--------------------------------------------------------------------------------
    Net Expenses                                                           2,207
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      1,720
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                                 972
  Foreign Currencies                                                          15
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                     987
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                20,948)
    Foreign Currencies                                                         7
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (20,941)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $       (18,234)
================================================================================
*Dividends are net of foreign withholding taxes of $262,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


                                                          Global Equity Fund
                                                        ------------------------
                                                         Year Ended October 31,
                                                        ------------------------
                                                              2002          2001
                                                             (000)         (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                                    $ 1,720       $ 1,584
  Realized Net Gain (Loss)                                     987         6,148
  Change in Unrealized Appreciation (Depreciation)        (20,941)      (20,357)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
    Net Assets Resulting from Operations                  (18,234)      (12,625)
--------------------------------------------------------------------------------
Distributions
  Net Investment Income                                    (1,529)       (2,649)
  Realized Capital Gain*                                   (5,605)      (11,917)
--------------------------------------------------------------------------------
    Total Distributions                                    (7,134)      (14,566)
Capital Share Transactions1
  Issued                                                   168,543        44,590
  Issued in Lieu of Cash Distributions                       6,619        13,636
  Redeemed**                                              (71,244)      (27,482)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
    Capital Share Transactions                             103,918        30,744
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                 78,550         3,553
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                      143,969       140,416
--------------------------------------------------------------------------------
  End of Period                                           $222,519      $143,969
================================================================================
1Shares Issued (Redeemed)
  Issued                                                    14,143         3,576
  Issued in Lieu of Cash Distributions                         582         1,131
  Redeemed                                                  (6,217)      (2,214)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                     8,5082,493
================================================================================

*Includes fiscal 2002 and 2001 short-term gain distributions totaling $510,000 and $2,292,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
**Net of redemption fees of $49,000 for 2001. The fund eliminated its redemption fee on April 7, 2001.

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


                                                                     YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002      2001     2000     1999     1998
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.31    $13.71   $14.10   $12.11   $12.79
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .09       .13      .26      .20      .19
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         (.36)    (1.10)      .37     2.80    (.20)
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations                       (.27)     (.97)      .63     3.00    (.01)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.12)     (.26)    (.18)    (.26)    (.23)
  Distributions from Realized Capital Gains                (.44)    (1.17)    (.84)    (.75)    (.44)
-----------------------------------------------------------------------------------------------------
  Total Distributions                                      (.56)    (1.43)   (1.02)   (1.01)    (.67)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.48    $11.31   $13.71   $14.10   $12.11
=====================================================================================================
TOTAL RETURN                                              -2.78%    -7.72%    4.45%   26.52%    0.04%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $223      $144     $140     $125     $121
  Ratio of Total Expenses to Average Net Assets            1.19%     1.08%    0.70%    0.71%    0.68%
  Ratio of Net Expenses to Average Net Assets-Note D       1.11%     1.08%    0.70%    0.71%    0.68%
  Ratio of Net Investment Income to Average Net Assets     0.86%     1.10%    1.88%    1.39%    1.47%
  Portfolio Turnover Rate                                    14%       27%      31%      36%      34%
=====================================================================================================

*Total returns do not reflect the 1% fee assessed through April 6, 2001, on redemptions of shares held for less than five years.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares through April 6, 2001, were credited to paid-in capital.
B. Marathon Asset Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley

Capital International All Country World Index Free. For the year ended October 31, 2002, the investment advisory fee represented an effective annual basic rate of 0.43% of the fund's average net assets before an increase of $333,000 (0.17%) based on performance.
C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2002, the fund had contributed capital of $42,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.04% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.
D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $147,000 and $7,000, respectively. The total expense reduction represented an effective annual rate of 0.08% of the fund's average net assets.
E. During the year ended October 31, 2002, the fund purchased $124,129,000 of investment securities and sold $26,884,000 of investment securities, other than temporary cash investments.
F. At October 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $33,722,000, consisting of unrealized gains of $17,081,000 on securities that had risen in value since their purchase and $50,803,000 in unrealized losses on securities that had fallen in value since their purchase.
     During the year ended October 31, 2002, the fund realized net foreign currency gains of $15,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $184,000 from undistributed net investment income, and $543,000 from accumulated net realized gains, to paid-in capital.
     The fund had net unrealized foreign currency gains of $4,000 resulting from the translation of other assets and liabilities at October 31, 2002.
G. The market value of securities on loan to broker/dealers at October 31, 2002, was $4,334,000, for which the fund held cash collateral of $8,004,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2002

SPECIAL 2002 TAX INFORMATION
  (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended October 31, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $5,639,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     The fund has elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on October 31, 2002, are as follows:

--------------------------------------------------------------------------------
                                        Gross Foreign             Foreign
Country                                     Dividends                 Tax
--------------------------------------------------------------------------------
Australia                                      0.0088              0.0001
Canada                                         0.0069              0.0009
China                                          0.0017              0.0000
Denmark                                        0.0013              0.0001
Finland                                        0.0041              0.0000
France                                         0.0086              0.0006
Germany                                        0.0028              0.0001
Hong Kong                                      0.0099              0.0000
Indonesia                                      0.0020              0.0003
Ireland                                        0.0017              0.0000
Italy                                          0.0020              0.0004
Japan                                          0.0085              0.0010
Malaysia                                       0.0063              0.0014
Mexico                                         0.0007              0.0000
Netherlands                                    0.0044              0.0007
New Zealand                                    0.0013              0.0002
Norway                                         0.0010              0.0001
Philippines                                    0.0004              0.0001
Singapore                                      0.0134              0.0016
South Africa                                   0.0117              0.0000
Spain                                          0.0037              0.0005
Sweden                                         0.0031              0.0002
Switzerland                                    0.0014              0.0001
Thailand                                       0.0024              0.0002
United Kingdom                                 0.0330              0.0031
--------------------------------------------------------------------------------
     The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2002. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2003.
     For corporate shareholders, 39.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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28

--------------------------------------------------------------------------------

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
 New Jersey, New York, Ohio,
 Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Portfolio


For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

[graphic]
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
December 2001                                                December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                    July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.

-----------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
May 1977                                                     (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                                 Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                   Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
* Officers of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard,  The  Vanguard  Group,  Vanguard.com,   Admiral,   Consolidated  View,
Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

                                                     [graphic]
                                                     THE VANGUARD GROUP(R)
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing
                                                Corporation, Distributor.
                                                Q1290 112002

VANGUARD(R) CAPITAL OPPORTUNITY FUND
  ANNUAL REPORT * OCTOBER 31, 2002

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--John J. Brennan
Chairman and Chief Executive Officer

SUMMARY

* The Investor Shares of Vanguard Capital Opportunity Fund returned -20.0% during the 2002 fiscal year, a result that trailed the return of the benchmark index but was even with that of the average peer mutual fund.

* A combination of factors--lower profits, accounting scandals, a fitful economic recovery, and worries about war and terrorism--drove stocks to multiyear lows during the 12 months.

* The broad market downturn was spread across all investment styles, though growth stocks had the steepest declines and large-capitalization stocks lost more ground than those of smaller companies.

CONTENTS

   1    Letter from the Chairman
   6    Report from the Adviser
  10    Fund Profile
  11    Glossary of Investment Terms
  12    Performance Summary
  13    Your Fund's After-Tax Returns
  14    Financial Statements

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the 12 months ended October 31, 2002, stock prices fell across all market segments. In this tough environment, the Investor Shares of Vanguard(R) Capital Opportunity Fund posted a disappointing fiscal-year return of -20.0%. The fund's result matched that of its average peer fund, but was 2.4 percentage points lower than the return of its benchmark index. A heavy commitment to the troubled technology sector dragged the fund's performance downward.

     The adjacent table shows total returns (capital change plus reinvested dividends) for the Capital Opportunity Fund and its main comparative standards, the average competing fund and the unmanaged Russell Midcap Growth Index, as well as for the Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market. (The return of the fund's Admiral(TM) Shares, a lower-cost share class for investors with large or long-standing accounts, was -23.3% from their inception in November 2001 through October 31. However, for shareholders who converted from Investor to Admiral Shares, the full fiscal-year return was essentially the same -20.0% recorded for Investor Shares.)

--------------------------------------------------------------------------------
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------
VANGUARD CAPITAL OPPORTUNITY FUND
  Investor Shares                                                         -20.0%
  Admiral Shares*                                                         -23.3
Average Multi-Cap Growth Fund**                                           -20.0
Russell Midcap Growth Index                                               -17.6
Wilshire 5000 Index                                                       -13.4
--------------------------------------------------------------------------------
*Return since inception, November 12, 2001.
**Derived from data provided by Lipper Inc.

     Your fund's distributions per share and beginning and ending net asset values are shown in the table on page 5.

STOCKS FALTERED; THE FED CUT INTEREST RATES

Weak corporate earnings, several accounting scandals, a tepid economy, and talk of war with Iraq plagued the stock market, with broad indexes hitting multiyear lows in early October. A strong rebound in the final weeks of the fiscal year mitigated some of the damage, but the U.S. equity market, as measured by the Wilshire 5000 Index, still posted a 12-month return of -13.4%.

     The decline was widespread, but smaller companies held up better than large companies. And value stocks--those considered "cheap" when measured against earnings, book value, or other standards--lost less ground than growth issues.

                                                    ----------------------------
                                                          IF YOU OWN THE CAPITAL
                                                           OPPORTUNITY FUND IN A
                                                    TAXABLE ACCOUNT, SEE PAGE 13
                                                      FOR A REPORT ON THE FUND'S
                                                              AFTER-TAX RETURNS.
                                                    ----------------------------

     International markets did not provide much shelter. Stocks outside the United States, as measured by the Morgan Stanley Capital International All Country World Index Free ex USA, declined -10.9% overall in U.S. dollar terms.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2002
                                                  ------------------------------
                                                 ONE          THREE         FIVE
                                                YEAR          YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -14.6%         -11.7%         0.7%
Russell 2000 Index (Small-caps)               -11.6           -3.2         -1.7
Wilshire 5000 Index (Entire market)           -13.4          -11.3          0.1
MSCI All Country World Index Free
  ex USA (International)                      -10.9          -13.1         -3.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     5.9%           9.2%         7.4%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index             6.2            8.2          6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.9            4.1          4.4
--------------------------------------------------------------------------------
CPI
Consumer Price Index                           2.0%           2.5%         2.3%
--------------------------------------------------------------------------------

     The U.S. economy recovered from 2001's recession, but its expansion was less than robust. Nevertheless, in a promising sign, business spending on computer hardware and software grew modestly in the second half of the fiscal year after a lengthy period of steep declines. And corporate profits in the third calendar quarter of 2002 were, on average, up modestly from the weak numbers reported a year earlier.

     Meanwhile, near-stable prices allowed the Federal Reserve Board to continue cutting interest rates to spur the economy. Early in the fiscal year, the Fed twice cut its target for the federal funds rate--the interest charged on overnight loans between banks--by a total of 75 basis points (0.75 percentage point), to 1.75%, the lowest level in four decades. (Just after the fiscal year-end, the Fed made yet another cut, bringing the target rate to 1.25%.)

DOWNGRADES AND DEFAULTS ROSE, BUT BONDS POSTED SOLID RETURNS

Bonds generated respectable returns, with the Lehman Brothers Aggregate Bond Index--a proxy for taxable investment-grade bonds--gaining 5.9%. But corporate issues were dogged by downgrades and defaults. For every issuer that received a higher credit rating during the third calendar quarter of 2002, five saw downgrades, according to Moody's Investors Service. And through June 30, 40% of all high-yield "junk" bonds issued in 1997, 1998, and 1999 were in default, according to Fitch Ratings.

     The credit problems in the corporate sector made government and agency securities, which have essentially no (or very little) credit risk, especially appealing to investors, and they posted the bond market's highest returns. In early October, the yield of the 10-year U.S. Treasury note fell to 3.61%--its lowest level in more than 40 years. (Yields move in the opposite direction from bond prices.) At fiscal year-end, the 10-year Treasury's yield was 3.89%, down 34 basis points from the start of the period. The yield of the 3-month Treasury bill, which is most sensitive to the Fed's moves, ended 56 basis points lower at 1.45%.

TECHNOLOGY HINDERED YOUR FUND'S PERFORMANCE

The Capital Opportunity Fund had a strong start in the first two months of the fiscal year and a surge in the final weeks. Unfortunately, what came in between was a sharp decline, resulting in a -20.0% return for the full 12 months.

     The major reason for this poor performance was the awful returns of technology stocks, our largest sector commitment. As a group, the fund's tech shares returned -37%. That was actually better than the -44% return of the tech stocks in our benchmark index, but it did not help the fund's relative performance because the index tech weighting was notably smaller. (The sector made up 28% of fund assets, on average, but only 21% of the index.)

     In comparison with the index, what hurt the fund most were its holdings in the consumer discretionary sector (which includes retailers, restaurants, and entertainment companies) and, to a lesser degree, the utilities sector (telecommunication and cable companies). The former, our second-largest commitment with 18% of assets, declined -8%, compared with a 10% advance for the index sector.

     There were positive contributors, at least in the sense that they offset some of the fund's decline relative to the index. One was health care, a sector whose stocks generally fared poorly during the fiscal year. Our fund not only had a substantially smaller weighting in the sector (13% of assets versus 23% in the index), but our holdings declined less than those in the index (-20% versus -27%). Also helping during the market downturn was our 8% cash position during the year.

     For further details on the fund's performance and holdings during the fiscal year, please see the Report from the Adviser on page 6.

CAPITAL OPPORTUNITY HAS A SOLID LONG-TERM RECORD

Twelve months is a very short interval in which to judge a fund's performance. Because most people invest for a long-term objective--such as funding retirement or providing for a child's education-- we recommend that investors take a long-term view to get the best assessment.

     The adjacent table shows the annualized return of Capital Opportunity's

--------------------------------------------------------------------------------
TOTAL RETURNS                                                AUGUST 14, 1995, TO
                                                                OCTOBER 31, 2002
                                                    ----------------------------
                                                    AVERAGE       FINAL VALUE OF
                                                     ANNUAL            A $25,000
                                                     RETURN   INITIAL INVESTMENT
--------------------------------------------------------------------------------
Capital Opportunity Fund
  Investor Shares                                     10.1%              $49,981
Average Multi-Cap Growth Fund                          4.3                33,930
Russell Midcap Growth Index                            4.5                34,254
Wilshire 5000 Index                                    7.4                41,823
--------------------------------------------------------------------------------

Investor Shares since the fund's inception in August 1995. It also lists returns for our comparative measures over the same period. The second column shows what would have become of hypothetical $25,000 investments made in each at the start of the period. As you can see, the fund's annualized return of 10.1% was better than that of the broad market by 2.7 percentage points a year, and it was more than double the results posted by the average competing fund and the Russell Midcap Growth Index. Over seven years, a $25,000 investment in the Capital Opportunity Fund would have all but doubled, exceeding the value of a similar investment in our average competitor by more than $16,000.

     The fund's record is especially impressive considering that Capital Opportunity badly trailed its benchmarks before February 1998, when PRIMECAP Management Company took over as investment adviser. To overcome that initial handicap and post such numbers was no mean feat.

     Of course, we cannot predict future returns for the fund or the overall market, and we certainly cannot promise 10% annual gains. However, we believe that over the long run your fund will continue to provide competitive performance relative to its peers. Our confidence lies in the tested ability of the fund adviser--who has logged an equally solid track record at Vanguard(R) PRIMECAP Fund since its 1984 inception--and in Vanguard's low costs.

     In fiscal 2002, the Investor Shares of your fund carried an expense ratio (operating expenses as a percentage of average net assets) of 0.58%; for Admiral Shares, the ratio was 0.50%. That's a fraction of the 1.64% average expense ratio for the peer group of mutual funds. These ratios represent money subtracted directly from fund returns. A high-cost fund needs to generate a higher gross return than a low-cost fund to get the same net return.

OUR ADVICE DOESN'T CHANGE: BE DIVERSIFIED AND STAY THE COURSE

We thank you for your trust and patience during these trying times. The bear market for stocks is now in its third year, which understandably can induce anxiety in investors. At the height of the bull market, it was difficult to convince some investors to diversify their portfolios beyond stocks. Now, when stocks are more reasonably priced and bonds have become riskier as a result of low interest rates, we fear some investors may be erring by going to the other extreme.

     Because no one can predict the direction of the financial markets, our advice remains the same as it was three years ago when bonds were out of favor and stocks could do no wrong: Hold a low-cost, diversified portfolio of stocks, bonds, and short-term investments in allocations appropriate for your objectives, time

-----------------------
NOW, WHEN STOCKS ARE
MORE REASONABLY PRICED
AND BONDS RISKIER, SOME
INVESTORS MAY BE ERRING
BY ABANDONING STOCKS.
-----------------------
horizon, and tolerance for risk. You may not be able to control the markets, but
you  can  control  your  asset   allocation  and  the  costs  of  managing  your
investments. The Capital Opportunity Fund can be a valuable component of such a diversified portfolio.

     Once your investment plan is in place, ignore the distractions of short-term fluctuations and stay the course.


Sincerely,
/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

November 15, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2001-OCTOBER 31, 2002

                                                        DISTRIBUTIONS PER SHARE
                                                      --------------------------
                              STARTING        ENDING        INCOME       CAPITAL
                           SHARE PRICE   SHARE PRICE     DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Capital Opportunity Fund
  Investor Shares               $20.73        $16.54         $0.07         $0.00
  Admiral Shares*                50.00         38.22          0.17          0.00
--------------------------------------------------------------------------------
*Since inception, November 12, 2001.

REPORT FROM THE ADVISER

The Investor Shares of Vanguard Capital Opportunity Fund recorded a -20.0% total return during the fiscal year ended October 31, 2002. This decline was disappointing both in an absolute sense and in relation to our benchmarks. Our return equaled the average result for our peer group of multi-cap growth funds, but trailed the returns of the Russell Midcap Growth Index (-17.6%) and the Wilshire 5000 Index (-13.4%), a measure of the overall stock market.

THE INVESTMENT ENVIRONMENT

The fiscal year began with optimism about the prospects for a U.S. economic recovery and for a rise in corporate profits. Fears about terrorism subsided as the U.S. intervention in Afghanistan went well. This optimism was reflected in solid gains for stocks early in the period--the Capital Opportunity Fund had a 12.9% return in the first three months of the fiscal year.

     But the market's subsequent slide wiped out those gains, and most market indexes had losses for the fiscal year. Factors in the downturn included the economy's halting recovery and repeated blows to investors' confidence due to accounting scandals at Enron, WorldCom, Adelphia Communications, and a number of other prominent companies. Continued bloodshed in the Middle East and the possibility of a U.S.-led war with Iraq further raised anxieties.

     The recovery  from the 2001  recession  has been  hampered by caution among businesses, which have delayed capital spending and reduced employment. Consumers--the driving force so far in the recovery--are becoming less confident, and many of them are burdened with debt, a combination that could be damaging to economic growth.

     Although economically sensitive stocks have been hit hard this year, we see greater potential growth in industrial sectors than in sectors reliant on consumer spending. The key for the stock market in the near term will be significant profit growth in the "old economy" sectors--industrials, basic materials, and transportation. Industrial production has recently risen at a slow 2% to 3% annual rate, but a restocking of inventories is still to come.

     The stock market is being aided by surging liquidity (the Federal Reserve Board reduced its target for short-term interest rates by another 0.5 percentage point just after our fiscal year closed). Also, profit reports in

----------------------------------------
INVESTMENT PHILOSOPHY

THE FUND REFLECTS A BELIEF THAT SUPERIOR
LONG-TERM INVESTMENT RESULTS
CAN BE ACHIEVED BY CONCENTRATING
ASSETS IN SMALL- AND MID-CAPITALIZATION
STOCKS WHOSE PRICES ARE LOWER THAN
THE FUNDAMENTAL VALUE OF THE
UNDERLYING COMPANIES.
----------------------------------------
coming months will be compared with the weak periods immediately following the terrorist attacks of September 11, 2001.

     The market should benefit from a terrorism insurance law recently enacted by Congress and could gain in 2003 from passage of legislation favoring capital investment. Two such proposals include the elimination of double taxation of corporate dividends and promotion of the use of energy-efficient products in businesses.

     Valuations are no longer an obstacle to better returns, although it's difficult to make a case that the stock market is significantly undervalued. We expect equities to enjoy a cyclical bounce in the next fiscal year, but investors are likely to be disappointed with returns over the next several years. We don't believe those returns will be outstanding.

THE FUND'S SUCCESSES

In a poor year for stocks--especially growth stocks--a discussion of the fund's "successes" refers mostly to areas where the fund performed better than its average peer fund or its benchmark index.

     Overall, we posted positive returns in only two industry groups during the fiscal year. Our financial services stocks were up 7%, on average, versus a -5% return for financial stocks in the Russell Midcap Growth Index. On the other hand, we had a relatively small stake in this sector, averaging just 3% of assets. Similarly, we held less than 3% of assets in materials & processing, our other "winning" sector, where our holdings earned 7%.

     In technology and health care--two sectors in which the Capital Opportunity Fund had large stakes--the fund posted losses that were considerably smaller than those for comparable stocks in the index.

     Our tech stocks (the fund's largest industry concentration, averaging 28% of assets) had a poor return of -37%, but this compared with a return of -44% for the index sector. Symantec, a top-ten holding for the fund, gained 45% for the year. And our decision to add more shares of Microsoft after that stock had fallen sharply aided our performance. But we saw declines ranging from -27% to -43% for three other large holdings: Micron Technology, Motorola, and Sabre Holdings. On balance, it was another terrible year for tech.

     In health care, our holdings declined -20%, versus the -27% return for the health stocks in the index. Pharmacia, our largest holding during the year, returned 14%. On the other hand, the biotechnology firm Biogen, which began the year as our third-largest health care holding, declined -33%.

     On average, Capital Opportunity held nearly 8% of its assets in cash, which provided a 1.7% return. This helped in a down year for the stock market, but, of course, cash holdings are a drag on performance during stock market upturns.

THE FUND'S SHORTFALLS

As noted, our technology stocks did better than those in the index, but that was cold comfort, given that this sector took a beating in the period and accounted for more than a quarter of the fund's holdings. More than 11 percentage points of the Capital Opportunity Fund's -20.0% decline during fiscal 2002 came from its tech holdings.

     Compared with the performance of the Russell Midcap Growth Index, we lagged most in the consumer discretionary sector, our second-largest grouping, with about 18% of fund assets during fiscal 2002. This widely diverse sector posted a 10% gain in the index, but our holdings declined -8%. We were hurt by Hughes Electronics (General Motors Class H), which returned -28%, Best Buy (-44%), and RadioShack (-16%), among others. These decliners more than offset gains from such holdings as Lowe's (+23%), TJX (+22%), and Eastman Kodak (+38%).

     Although utilities stocks made up about 2% of fund assets on average, we were hurt by the massive accounting fraud at WorldCom, which was our second-largest utility holding when the year began. Even after the stock plummeted during the first half of our fiscal year, it seemed to have a good chance of survival. But it turned out that WorldCom had deliberately understated billions of dollars of expenses. Obviously, had we known this, we would not have owned the stock. We regret these losses.

     Our holdings in the auto & transportation group--particularly among the airline stocks--were another negative factor. Declines in passenger traffic and higher costs for fuel and security hammered the airlines, which we had overweighted.

     Of course, we don't like to see any holding decline. When a stock falls, we reexamine why we originally bought the stock. If things have changed and it no longer makes sense to own a stock at current prices, we sell it. But if we still like the company's long-term prospects, we'll stick to our guns or even add to the position. We have found a willingness to stay with an unpopular stock to be quite rewarding over the long haul.

THE FUND'S POSITIONING

In managing Vanguard Capital Opportunity Fund, we strive to pick stocks that we think will do well over the long term. This investment discipline requires patience, and our portfolio turnover is usually modest--a rate of 14% in fiscal 2002. As that low turnover rate suggests, the fund's makeup didn't change radically during the year. Seven of the fund's current top-ten holdings were on that list when fiscal 2002 began, and the three newcomers to the top ten were sizable holdings a year ago, too.

     Many of our stocks should benefit from a rebound in the industrial sector. We hold larger stakes than the Russell Midcap Growth Index in several economically sensitive sectors: technology (28.9% of fund assets at present versus 15.2% of the index); auto & transportation (10.8% versus 1.3%); integrated oils and "other energy" (9.9% versus 4.3%); and materials & processing (3.9% versus 3.6%). We continue to own nothing in the consumer staples group, where valuations aren't attractive to us. Although we now have 20.7% of the fund's assets in consumer discretionary stocks, this is less than the 28.2% weighting of the index sector. We're also light in financial services (1.8% of assets at year-end versus 11.3% of the index) and in health care (16.7% versus 23.5%), although our health care position is larger than it was a year ago.

     We thank the shareholders of the Capital Opportunity Fund for their support and for sharing the long-term focus and patient approach that we bring to managing the fund.

THEO A.  KOLOKOTRONES
PORTFOLIO MANAGER

HOWARD B.  SCHOW
PORTFOLIO  MANAGER

JOEL P. FRIED
PORTFOLIO MANAGER

PRIMECAP  MANAGEMENT  COMPANY

NOVEMBER 18, 2002

--------------------------------------------------------------------------------
FUND PROFILE                                              AS OF OCTOBER 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.

CAPITAL OPPORTUNITY FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                         FUND                INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                 122           454       5,691
Median Market Cap                              $4.7B         $4.3B        $28.0B
Price/Earnings Ratio                           49.4x         29.1x         22.6x
Price/Book Ratio                                1.9x          3.5x          2.5x
Yield                                                         0.4%          1.7%
  Investor Shares                               0.1%
  Admiral Shares                                0.2%
Return on Equity                               14.3%         19.1%         21.4%
Earnings Growth Rate                           15.6%         16.7%          9.3%
Foreign Holdings                                6.8%          0.0%          0.3%
Turnover Rate                                    14%            --            --
Expense Ratio                                                   --            --
  Investor Shares                              0.58%
  Admiral Shares                              0.50%+
Cash Investments                                6.3%            --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Pharmacia Corp.                                                             6.5%
  (pharmaceuticals)
FedEx Corp.                                                                 4.6
  (air transportation)
Symantec Corp.                                                              3.4
  (software)
General Motors Corp. Class H                                                3.3
  (telecommunications)
Micron Technology, Inc.                                                     2.5
  (electronics)
Novartis AG ADR                                                             2.5
  (pharmaceuticals)
Murphy Oil Corp.                                                            2.3
  (integrated oil and gas)
Union Pacific Corp.                                                         2.3
  (railroad)
Thomas & Betts Corp.                                                        2.2
  (electronics)
ICOS Corp.                                                                  2.1
  (biotechnology)
--------------------------------------------------------------------------------
Top Ten                                                                    31.7%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                               COMPARATIVE                 BROAD
                                  FUND              INDEX*    FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                         0.86                1.00    0.75          1.00
Beta                              0.74                1.00    1.30          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap             Medium
Style                  Growth
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                       COMPARATIVE         BROAD
                                        FUND                INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                  10.8%                  1.3%          2.6%
Consumer Discretionary                 20.7                  28.2          15.4
Consumer Staples                        0.0                   3.8           7.7
Financial Services                      1.8                  11.3          22.6
Health Care                            16.7                  23.5          14.2
Integrated Oils                         4.6                   0.5           3.6
Other Energy                            5.3                   3.8           2.0
Materials & Processing                  3.9                   3.6           3.6
Producer Durables                       6.3                   6.4           3.8
Technology                             28.9                  15.2          12.7
Utilities                               1.0                   2.1           6.8
Other                                   0.0                   0.3           5.0
--------------------------------------------------------------------------------
*Russell Midcap Growth Index.
**Wilshire 5000 Index.
+Annualized.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index. (degree)
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF OCTOBER 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

CAPITAL OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 14, 1995-OCTOBER 31, 2002

       CAPITAL OPPORTUNITY AVERAGE MULTI-CAP     RUSSELL MIDCAP  S&P MIDCAP 400/BARRA       WILSHIRE 5000
                       INV       GROWTH FUND       GROWTH INDEX          GROWTH INDEX               INDEX
 8/14/1995           25000             25000              25000                 25000               25000
    199510           24202             24947              25282                 24278               25958
    199601           23428             26002              26893                 25067               28236
    199604           26403             28581              29489                 27967               29762
    199607           23178             26408              26917                 25290               28688
    199610           27028             29288              29820                 28131               31618
    199701           29822             32064              32419                 30932               35117
    199704           24393             29841              30646                 29443               35011
    199707           28747             36911              37601                 37925               42229
    199710           26220             36352              37159                 37481               41606
    199801           25512             37043              37358                 37642               44000
    199804           29483             42696              43162                 44155               50154
    199807           29257             41860              40734                 41305               49424
    199810           28829             38682              38063                 40007               47760
    199901           36871             49734              46182                 50275               56002
    199904           38659             51189              48483                 52197               58742
    199907           46705             52845              49571                 54139               58493
    199910           52395             55663              52399                 56165               60022
    200001           68870             70558              67824                 65377               63972
    200004           85419             75606              74191                 74461               65680
    200007           85029             76471              71266                 75788               64833
    200010           84026             74767              72666                 80315               64887
    200101           85891             65252              63289                 72428               61721
    200104           78088             55056              52326                 67300               56398
    200107           75979             50479              48595                 66469               55079
    200110           62452             42385              41578                 58885               48296
    200201           70530             45193              46253                 65967               52271
    200204           64274             43236              44474                 67176               50828
    200207           51099             34482              34656                 54599               42929
    200210           49981             33930              34254                 53637               41823
---------------------------------------------------------------------------------------------------------

                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED OCTOBER 31, 2002
                             ----------------------------------      FINAL VALUE
                               ONE          FIVE          SINCE     OF A $25,000
                              YEAR         YEARS     INCEPTION*       INVESTMENT
--------------------------------------------------------------------------------
Capital Opportunity Fund
 Investor Shares**         -20.77%        13.77%         10.08%          $49,981
Average Multi-Cap
 Growth Fund+              -19.95         -1.37           4.32           33,930
Russell Midcap
 Growth Index              -17.61         -1.61           4.46           34,254
S&P MidCap 400/Barra
 Growth Index               -8.91          7.43          11.16           53,637
Wilshire 5000 Index        -13.40          0.10           7.39           41,823
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                                          SINCE    OF A $250,000
                                                    INCEPTION++       INVESTMENT
--------------------------------------------------------------------------------
Capital Opportunity Fund Admiral Shares**               -24.08%         $189,801
Russell Midcap Growth Index                             -22.64           193,395
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 14, 1995-OCTOBER 31, 2002

FISCAL YEAR     CAPITAL OPPORTUNITY FUND
                         INVESTOR SHARES             RUSSELL MIDCAP GROWTH INDEX
       1995                         -3.2                                    -1.6
       1996                         11.7                                    17.9
       1997                           -3                                    24.6
       1998                           10                                     2.4
       1999                         81.7                                    37.7
       2000                         60.4                                    38.7
       2001                        -25.7                                   -42.8
       2002                          -20                                   -17.6
--------------------------------------------------------------------------------
*August 14, 1995.
**Reflective of the 1% fee assessed on redemptions of shares held for less than five years.
+Derived from data provided by Lipper Inc.
++November 12, 2001.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and exchange commission rules require that we provide this information.

                                                              SINCE INCEPTION
                                            ONE     FIVE  ----------------------
                        INCEPTION DATE     YEAR    YEARS CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Capital Opportunity Fund
  Investor Shares            8/14/1995  -22.81%    9.06%   8.46%   0.31%   8.77%
    Fee-Adjusted Returns*               -23.58     9.06    8.46    0.31    8.77
  Admiral Shares            11/12/2001 -30.16**       --      --     --       --
    Fee-Adjusted Returns*              -30.85**       --      --     --       --
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares held for less than five years.
**Returns since inception.


--------------------------------------------------------------------------------
YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2002

                                                                           SINCE
                                                ONE YEAR* FIVE YEARS INCEPTION**
                                                --------------------------------
CAPITAL OPPORTUNITY FUND INVESTOR SHARES
  Returns Before Taxes                            -20.77%     13.77%      10.08%
  Returns After Taxes on Distributions            -20.86      12.42        9.15
  Returns After Taxes on Distributions and
    Sale of Fund Shares                           -12.73      11.03        8.14
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares held for less than five years.
**August 14, 1995.

FINANCIAL STATEMENTS AS OF OCTOBER 31, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CAPITAL OPPORTUNITY FUND                                      SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.7%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (10.1%)
        FedEx Corp.                                        3,068,000     163,187
        Union Pacific Corp.                                1,390,000      82,080
*(1)    Atlantic Coast Airlines Holdings Inc.              3,040,000      40,128
        Delta Air Lines, Inc.                              3,340,400      33,671
*       AMR Corp.                                          3,200,000      15,104
*(1)    Strattec Security Corp.                              220,000      10,890
        United Parcel Service, Inc.                          150,000       9,002
*(1)    Midwest Express Holdings, Inc.                     1,073,000       7,017
                                                                    ------------
                                                                         361,079
                                                                    ------------
CONSUMER DISCRETIONARY (19.4%)
*       General Motors Corp. Class H                      12,023,000     118,427
        TJX Cos., Inc.                                     3,147,400      64,585
*(1)    Linens 'n Things, Inc.                             2,300,000      54,073
        Lowe's Cos., Inc.                                  1,265,400      52,805
*       Sabre Holdings Corp.                               2,381,948      45,686
*(1)    Men's Wearhouse, Inc.                              3,200,000      43,904
*       Best Buy Co., Inc.                                 1,612,800      33,240
*(1)    The Dress Barn, Inc.                               2,100,000      32,970
*       Tommy Hilfiger Corp.                               3,603,000      27,203
*       Robert Half International, Inc.                    1,600,000      26,720
        Eastman Kodak Co.                                    750,000      24,712
        Belo Corp. Class A                                 1,050,000      24,255
        Family Dollar Stores, Inc.                           735,000      22,631
*       Hearst-Argyle Television Inc.                        620,000      15,432
*       VeriSign, Inc.                                     1,715,000      13,840
*(1)    REX Stores Corp.                                   1,125,000      13,444
        International Flavors & Fragrances, Inc.             400,000      13,420
*       USA Interactive                                      503,000      12,721
        Tiffany & Co.                                        400,800      10,493
*       Metro-Goldwyn-Mayer Inc.                             800,000      10,240
*       Tetra Tech, Inc.                                   1,121,875       9,962
        Nordstrom, Inc.                                      330,000       6,574
*       Abercrombie & Fitch Co.                              300,000       5,346
        Royal Caribbean Cruises, Ltd.                        260,500       4,783
*       Accenture Ltd.                                       185,000       3,123
*       RadioShack Corp.                                      75,000       1,568
*       THQ Inc.                                              60,200         870
                                                                    ------------
                                                                         693,027
                                                                    ------------
FINANCIAL SERVICES (1.7%)
        MBIA, Inc.                                           562,500      24,553
        Bank One Corp.                                       400,000      15,428
        Zenith National Insurance Corp.                      250,000       7,000
        Capital One Financial Corp.                          200,000       6,094
*       Concord EFS, Inc.                                    200,000       2,856
        UMB Financial Corp.                                   69,300       2,705
        HCC Insurance Holdings, Inc.                         100,000       2,453
                                                                    ------------
                                                                          61,089
                                                                    ------------

HEALTH CARE (15.6%)
        Pharmacia Corp.                                    5,439,200     233,886
        Novartis AG ADR                                    2,365,000      89,728
*       ICOS Corp.                                         2,982,500      73,698
*       Biogen, Inc.                                       2,000,000      73,380
*       Guidant Corp.                                        700,000      20,699
        Eli Lilly & Co.                                      300,000      16,650

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
*       XOMA Ltd.                                          1,737,000      10,022
*       Edwards Lifesciences Corp.                           360,000       9,248
*       Sepracor Inc.                                        950,000       8,265
*       BioMarin Pharmaceutical Inc.                       1,140,500       7,356
*       Dendreon Corp.                                     1,203,500       4,068
*       Novoste Corp.                                        665,000       3,604
*       SuperGen, Inc.                                     1,095,000       2,967
*       Applera Corp.- Celera Genomics Group                 236,400       1,948
*       Pharmacyclics, Inc.                                  713,250       1,840
*       Amgen, Inc.                                           25,000       1,164
                                                                    ------------
                                                                         558,523
                                                                    ------------
INTEGRATED OILS (4.4%)
        Murphy Oil Corp.                                   1,000,000      83,830
        ConocoPhillips                                     1,480,000      71,780
                                                                    ------------
                                                                         155,610
                                                                    ------------
OTHER ENERGY (4.9%)
        Noble Energy, Inc.                                 1,500,000      54,585
        Pogo Producing Co.                                 1,420,000      51,191
        Anadarko Petroleum Corp.                             600,000      26,724
*       Varco International, Inc.                          1,200,000      19,728
*       Pioneer Natural Resources Co.                        590,000      14,673
*       Input/Output, Inc.                                 2,196,700       9,556
                                                                    ------------
                                                                         176,457
                                                                    ------------
MATERIALS & PROCESSING (3.6%)
        Monsanto Co.                                       3,021,630      49,948
        Minerals Technologies, Inc.                        1,000,000      43,910
        Sigma-Aldrich Corp.                                  650,000      29,738
*       Wilson Greatbatch Technologies, Inc.                 118,500       3,314
*(1)    Landec Corp.                                       1,015,000       2,192
*       Insituform Technologies Inc. Class A                 105,800       1,683
        AptarGroup Inc.                                       15,000         419
                                                                    ------------
                                                                         131,204
                                                                    ------------
PRODUCER DURABLES (5.9%)
*(1)    Thomas & Betts Corp.                               4,700,000      77,832
*       Tektronix, Inc.                                    2,557,200      45,186
*       CUNO Inc.                                            800,000      24,864
*       Plantronics, Inc.                                  1,150,000      17,227
*(1)    Mykrolis Corp.                                     2,126,410      11,929
*       Ionics, Inc.                                         517,000      11,751
        Pall Corp.                                           500,000       8,685
*       ESCO Technologies Inc.                               200,000       7,280
        Lindsay Manufacturing Co.                            158,100       3,805
        W.W. Grainger, Inc.                                   40,000       1,938
*       Agilent Technologies, Inc.                            73,245       1,007
                                                                    ------------
                                                                         211,504
                                                                    ------------
TECHNOLOGY (27.1%)
COMMUNICATIONS TECHNOLOGY (7.9%)
        Motorola, Inc.                                     7,055,500      64,699
*(1)    Research In Motion Ltd.                            4,850,000      60,413
*       CIENA Corp.                                       10,650,000      39,192
*       Advanced Fibre Communications, Inc.                2,250,000      36,403
*       Nortel Networks Corp.                             25,050,000      30,811
*       Comverse Technology, Inc.                          3,448,000      24,826
*       Corning, Inc.                                     11,658,800      21,802
*       Lucent Technologies, Inc.                          1,000,000       1,230
*       Centrinity Inc.                                    1,147,302         916
*       Avaya Inc.                                           209,529         419
*       Harmonic, Inc.                                       100,000         179

COMPUTER SERVICES SOFTWARE & SYSTEMS (8.5%)
*       Symantec Corp.                                     3,070,000     122,800
*       Microsoft Corp.                                    1,347,000      72,024
        Adobe Systems, Inc.                                1,198,000      28,321
*       Rational Software Corp.                            3,470,000      22,971
        Autodesk, Inc.                                     1,745,000      20,416
*       Citrix Systems, Inc.                               1,950,000      14,723
*(1)    The Descartes Systems Group Inc.                   4,645,000      12,820
*       Cognizant Technology Solutions Corp.                  75,000       4,963
*       Optimal Robotics Corp.                               700,000       4,347

COMPUTER TECHNOLOGY (1.9%)
        Hewlett-Packard Co.                                3,795,000      59,961
*(1)    Concurrent Computer Corp.                          5,215,000       9,700

ELECTRONICS (0.5%)
*       Amphenol Corp.                                       422,100      16,251

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (4.6%)
*       Micron Technology, Inc.                            5,665,000      90,640
*       Intersil Corp.                                     1,438,500      24,440
*       Rambus Inc.                                        2,800,000      15,624
*       TriQuint Semiconductor, Inc.                       2,200,000      11,110
*       Lattice Semiconductor Corp.                        1,545,000      10,460
        Texas Instruments, Inc.                              352,000       5,583
        Intel Corp.                                          235,000       4,065
*       Applied Micro Circuits Corp.                         635,000       2,476
*       Agere Systems Inc. Class B                           264,563         246
*       Agere Systems Inc. Class A                            10,780           9

ELECTRONICS--TECHNOLOGY (0.3%)
*       Coherent, Inc.                                       620,000      10,955

SCIENTIFIC EQUIPMENT & Supplies (3.4%)
        Millipore Corp.                                    2,005,000      68,190
        Applera Corp.- Applied Biosystems Group            2,655,000      53,711
                                                                    ------------
                                                                         967,696
                                                                    ------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CAPITAL OPPORTUNITY FUND                                      SHARES       (000)
--------------------------------------------------------------------------------
UTILITIES (1.0%)
        Sprint Corp.                                       2,214,700      27,507
*       Cablevision Systems- NY Group Class A                756,712       7,234
                                                                    ------------
                                                                          34,741
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $4,739,952)                                                    3,350,930
--------------------------------------------------------------------------------
                                                                FACE
                                                              AMOUNT
                                                               (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.92%, 11/1/2002                                          $237,010     237,010
  1.92%, 11/1/2002--Note G                                    64,193      64,193
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $301,203)                                                        301,203
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.1%)
  (Cost $5,041,155)                                                    3,652,133
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-2.1%)                               (76,647)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $3,575,486
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $377,312,000.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                                 $3,652,133
  Receivables for Capital Shares Issued                                    2,298
  Other Assets--Note C                                                     3,266
                                                                    ------------
    Total Assets                                                       3,657,697
                                                                    ------------
LIABILITIES
  Security Lending Collateral
    Payable to Brokers--Note G                                            64,193
  Other Liabilities                                                       18,018
                                                                    ------------
    Total Liabilities                                                     82,211
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $3,575,486
================================================================================

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT OCTOBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $5,088,570
Overdistributed Net Investment Income--Note F                              (427)
Accumulated Net Realized Losses--Note F                                (123,635)
Unrealized Depreciation--Note F                                      (1,389,022)
--------------------------------------------------------------------------------
NET ASSETS                                                            $3,575,486
================================================================================

Investor Shares--Net Assets
Applicable to 192,290,125 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $3,180,760
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                               $16.54
================================================================================

Admiral Shares--Net Assets
Applicable to 10,326,895 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $394,726
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                                $38.22
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                        CAPITAL OPPORTUNITY FUND
                                                     YEAR ENDED OCTOBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                            $ 22,483
  Interest                                                                 6,659
  Security Lending                                                           392
--------------------------------------------------------------------------------
Total Income                                                              29,534
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                        10,894
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                     13,486
      Admiral Shares                                                         979
    Marketing and Distribution
      Investor Shares                                                        624
      Admiral Shares                                                          37
  Custodian Fees                                                              64
  Auditing Fees                                                               12
  Shareholders' Reports and Proxies
    Investor Shares                                                          126
    Admiral Shares                                                             1
  Trustees' Fees and Expenses                                                  5
--------------------------------------------------------------------------------
    Total Expenses                                                        26,228
    Expenses Paid Indirectly--Note D                                       (438)
--------------------------------------------------------------------------------
    Net Expenses                                                          25,790
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      3,744
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*                (108,224)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                             (901,728)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(1,006,208)
--------------------------------------------------------------------------------
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $100,000 and $(26,846,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                     CAPITAL OPPORTUNITY FUND
                                                   -----------------------------
                                                       YEAR ENDED OCTOBER 31,
                                                   -----------------------------
                                                              2002          2001
                                                             (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                    $ 3,744      $ 14,215
  Realized Net Gain (Loss)                               (108,224)      (14,650)
  Change in Unrealized Appreciation (Depreciation)       (901,728)   (1,544,715)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations                       (1,006,208)   (1,545,150)
--------------------------------------------------------------------------------
Distributions
  Net Investment Income
     Investor Shares                                      (14,327)      (28,754)
     Admiral Shares                                        (1,013)            --
  Realized Capital Gain*
     Investor Shares                                            --     (345,043)
     Admiral Shares                                             --            --
--------------------------------------------------------------------------------
     Total Distributions                                  (15,340)     (373,797)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                        (402,042)       935,903
  Admiral Shares                                           545,308            --
--------------------------------------------------------------------------------
     Net Increase (Decrease) from
       Capital Share Transactions                          143,266       935,903
--------------------------------------------------------------------------------
  Total Increase (Decrease)                              (878,282)     (983,044)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                    4,453,768     5,436,812
--------------------------------------------------------------------------------
  End of Period                                         $3,575,486    $4,453,768
================================================================================
*Includes short-term gain distributions totaling $0 and $212,058,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CAPITAL OPPORTUNITY FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                           2002       2001     2000     1999     1998
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $20.73     $30.16   $19.34   $11.47   $10.48
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATONS
  Net Investment Income                                                   .01        .07     .161     .029     .021
  Net Realized and Unrealized Gain (Loss) on Investments*              (4.13)     (7.42)   11.284    8.751    1.014
-------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                  (4.12)     (7.35)   11.445    8.780    1.035
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                  (.07)      (.16)   (.035)   (.015)   (.045)
  Distributions from Realized Capital Gains                                --     (1.92)   (.590)   (.895)       --
-------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                (.07)     (2.08)   (.625)   (.910)   (.045)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $16.54     $20.73   $30.16   $19.34   $11.47
===================================================================================================================

TOTAL RETURN**                                                        -19.97%    -25.68%   60.37%   81.74%    9.95%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                 $3,181     $4,454   $5,437   $1,289     $156
  Ratio of Total Expenses to Average Net Assets                         0.58%      0.60%    0.62%    0.75%    0.94%
  Ratio of Net Investment Income to Average Net Assets                  0.07%      0.28%    0.64%    0.31%    0.18%
  Portfolio Turnover Rate                                                 14%        20%      15%      22%     103%
===================================================================================================================

*Includes increases from redemption fees of $.03, $.03, $.02, $.01, and $.01. **Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.

CAPITAL OPPORTUNITY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                               NOV. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      OCT. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                      .07
  Net Realized and Unrealized Gain (Loss) on Investments**               (11.68)
--------------------------------------------------------------------------------
    Total from Investment Operations                                     (11.61)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                     (.17)
  Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
    Total Distributions                                                    (.17)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $38.22
================================================================================

TOTAL RETURN+                                                            -23.32%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                      $395
  Ratio of Total Expenses to Average Net Assets                          0.50%++
  Ratio of Net Investment Income to Average Net Assets                   0.17%++
  Portfolio Turnover Rate                                                    14%
================================================================================
*Inception.
**Includes increases from redemption fees of $.07.
+Total return does not reflect the 1% fee assessed on redemptions of shares held for less than five years.
++Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended October 31, 2002, the investment advisory fee represented an effective annual rate of 0.24% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 2002, the fund had contributed capital of $657,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.66% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended October 31, 2002, these arrangements reduced the fund's expenses by $438,000 (an annual rate of 0.01% of average net assets).

E. During the year ended October 31, 2002, the fund purchased $950,045,000 of investment securities and sold $592,694,000 of investment securities, other than temporary cash investments.

F. At October 31, 2002, the fund had available a capital loss carryforward of $122,874,000 to offset future net capital gains of $14,650,000 through October 31, 2009, and $108,224,000 through October 31, 2010. Certain of the fund's expenses are not currently deductible for tax purposes. After taking into account this timing difference, the fund had $3,062,000 of taxable income available for distribution to shareholders.

     At October 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $1,389,022,000, consisting of unrealized gains of $404,562,000 on securities that had risen in value since their purchase and $1,793,584,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at October 31, 2002, was $58,181,000, for which the fund held cash collateral of $64,193,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                    YEAR ENDED OCTOBER 31,
                                     -------------------------------------------
                                             2002                   2001
                                     ------------------       ------------------
                                     AMOUNT      SHARES       AMOUNT      SHARES
                                      (000)       (000)        (000)       (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                        $ 1,000,146      47,555   $1,381,183      55,042
  Issued in Lieu of
    Cash Distributions               13,416         584      355,527      13,904
  Redeemed*                     (1,415,604)    (70,648)    (800,807)    (34,428)
                                ------------------------------------------------
    Net Increase (Decrease)--
      Investor Shares             (402,042)    (22,509)      935,903      34,518
                                ------------------------------------------------
Admiral Shares
  Issued                            635,222      12,472           --          --
  Issued in Lieu of
    Cash Distributions                  891          17           --          --
  Redeemed*                        (90,805)     (2,162)           --          --
                                ------------------------------------------------
    Net Increase (Decrease)--
      Admiral Shares                545,308      10,327           --          --
--------------------------------------------------------------------------------
*Net of redemption fees of $6,760,000 and $5,586,000 (fund totals).

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

December 4, 2002

--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD CAPITAL OPPORTUNITY FUND

This information for the fiscal year ended October 31, 2002, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the



-----------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE)            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                       Chairman of the Board,           Chairman of the Board, Chief Executive Officer, and
JOHN J. BRENNAN*       Chief Executive Officer,         Director/Trustee of The Vanguard Group, Inc., and of each of the investment
(July 29, 1954)        and Trustee                      companies served by The Vanguard Group.
May 1987               (112)
-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
CHARLES D. ELLIS       Trustee                          The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)     (112)                            to Greenwich Associates (international business-strategy consulting);
January 2001                                            Successor Trustee of Yale University; Overseer of the Stern School of
                                                        Business at New York University; Trustee of the Whitehead Institute
                                                        for Biomedical Research.
-----------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA         Trustee                          Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)    (90)                             Chairman (January-September 1999), and Vice President (prior to
December 2001                                           December 2001 September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                        (communications components); Board Member of the American Chemistry
                                                        Council; and Trustee of Drexel University.
-----------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN Trustee                          Vice President, Chief Information Officer, and Member of the Executive
(January 25, 1950)     (112)                            Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                               Director of the Medical Center at Princeton and Women's Research
                                                        and Education Institute.
-----------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL      Trustee                          Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)      (110)                            University; Director of Prudential Insurance Co. of America, BKF Capital
May 1977                                                (investment management), The Jeffrey Co. (a holding company), and NeuVis,
                                                        Inc. (a software company).
-----------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.  Trustee                          Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)      (112)                            Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
                                                        January 1993 Corporation
                                                        (industrial
                                                        products/aircraft
                                                        systems and services);
                                                        Director of the Standard
                                                        Products Company (a
                                                        supplier for the
                                                        automotive industry)
                                                        until 1998.
-----------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON     Trustee                          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)        (112)                            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                        April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                        (pharmaceutical distribution); Trustee of Vanderbilt University.

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


-----------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE)            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
R. GREGORY BARTON      Secretary                        Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)       (112)                            (since September 1997); Secretary of The Vanguard Group, and of each
June 2001                                               of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS      Treasurer                        Principal of The Vanguard Group, Inc.; Treasurer of each of the investment
(May 21, 1957)         (112)                            companies served by The Vanguard Group.
July 1998
-----------------------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMOR J. BUCKLEY, Information Technology.
JAMES H. GATELY, Director Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Instititional Investor Group.
MICHAEL S. MILLER, Planning and Developement.
RALPH K. PACKARD, Chief Finanaicl Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by
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unless otherwise noted.

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All rights reserved.
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Corporation, Distributor.

Q1110 122002